UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Attorney at Law
2500 Westchester Avenue, Suite 215	Willkie Farr & Gallagher
Purchase, New York 10577	787 7th Avenue, 40th Floor
New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 - April 30, 2012

Item 1: Shareholder Report

REAL ESTATE FUNDS

Alpine International Real Estate Equity Fund

Alpine Cyclical Advantage Property Fund

Institutional Class (EGLRX)

Class A (EGALX)

Institutional Class (EUEYX)

Alpine Emerging Markets Real Estate Fund

Alpine Realty Income & Growth Fund

Institutional Class (AIGYX)

Class A (AIAGX)

Institutional Class (AEAMX)

Class A (AEAMX)

Alpine Global Infrastructure Fund

Institutional Class (AIFRX)

Class A (AIAFX)

Alpine Global Consumer Growth Fund

Institutional Class (AWCGX)

Class A (AWCAX)

April 30,

2012

Semi-Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These funds include:

Alpine Dynamic Dividend Fund	Alpine Transformations Fund

Alpine Accelerating Dividend Fund	Alpine Foundation Fund

Alpine Financial Services Fund	Alpine Municipal Money Market Fund

Alpine Innovators Fund	Alpine Ultra Short Tax Optimized Income Fund

Alpine’s Equity and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook
President’s Letter

Dear Investor:

Beneath the day-to-day noise of news and data, there is a dialogue playing out in the capital markets which questions (a) whether an effective fiscal European Union (EU) can emerge from the current stresses brought on by a decade of imprudent fiscal laxity, and (b) what are the broader global economic implications whether or not the EU succeeds. Complicating these scenarios are the ongoing after effects of the financial crisis of 2008, which have highlighted the constraints on how countries provide a broad array of health, education and social services when the population is aging or even declining and productivity growth slows. Most of the developed economies have known such issues for years, but this ongoing slowdown may force a restructuring of revenue collection and the availability of those services. This issue is not about big vs. limited government, or socialist vs. laissez-faire ideologies. Rather, it should be about how much of a base shall a country provide and how best to pay for it. Revenues from gambling, tolls, asset sales, licenses, fees, consumption taxes, asset taxes as well as income and transaction taxes are, globally, all part of the possible sources which have varying economic and societal impacts.

Where is the Train Heading?

Much of the fear and uncertainty in the market revolves around who is conducting the course and pace of response to today’s economic dilemmas. Europe’s leaders have fallen behind the pace of events. The markets have lost patience with EU politicians and bankers who failed to achieve much in the way of labor and business reforms, economic restructuring, or balance sheet recapitalizations between 2008 through this summer. Potential scenarios range from the hopeful implementation of constructive reforms, which may take a long time to implement, to the uncertain implications of Greece’s potential exit from the Euro. Perhaps the most benign scenario would be a decisive U.S. election followed by minimal political brinksmanship regarding budget/tax reform while, at the same time, sovereign debt burdens stabilize and confidence improves that Europe can muddle through their problems. Further comfort could be derived if China would achieve a soft landing before resuming growth, and the risk of war in the Middle East and/or potential disruption of oil flows would lessen as a factor. This scenario assumes a rational world motivated by mutual interest, and more than a little good luck. On the other hand, misfortune, combined with a panicked and protectionist environment motivated by self preservation could also emerge.

The most pessimistic scenarios depict a world where confidence in institutions and societal or economic structures which worked for over sixty years fail to perform. Bank runs, margin calls, credit withdrawals, currency collapses, all reflect the sort of contagion that could be imagined to spring from a worst case collapse of the Euro. Such fears are reminiscent of late 2008, when the genuine dysfunction and lack of tools to address the structural problems contributed to the crisis at that time. Now, fears of societal unrest or further external conflicts in the Middle East, Asia or Africa, could create another desperate dimension in extreme circumstances.

Unfortunately, investors can only model scenarios of what might happen along each route as the journey unfolds over time, and then weigh the probabilities as we evaluate portfolio positioning in terms of potential risk or reward. Potential reward can be measured in terms of growth and value metrics. Current valuations vary by country or industry, but many individual stocks are priced at valuations similar to early 2009. Yet economic measures of demand, financial stability and overall integrity are far better than 2008 or 2009, so if the political and economic concerns begin to align into action, then equity valuations could prove compelling.

We believe the market has already discounted some percentage of both best and worst scenarios, with a higher likelihood that a messy, muddled, mix of positive actions, fearful reactions and modicum of inaction will carry the day. Since the collapse of Lehman Brothers, the fear and loathing trade has over-emphasized the negative ‘risk’ scenarios, by inducing the withdrawal of equity capital into bonds and alternative investments. The subsequent reduction in both breadth and depth of market participation and liquidity has aggravated volatility, both on the downsizing and on the rebound.

Compounding this has been the so called “risk on, risk off” trades driven by quantitative algorithms which tend to exacerbate shifts in market sentiment.

Outside of big picture news flow, the important factors driving underlying business performance and, hence, the fundamental drivers of equity performance have been pretty spotty but generally solid in the U.S., and selectively stronger in Asia and Latin America, although the Euro area slowdown is affecting these economies as well. While liquidity is still difficult in some markets and for certain industries, the flow of capital has improved over the past fifteen months, although European credit is understandably more difficult to come by. That said, large private equity funds have been raised to participate in potential European recapitalizations or mergers and acquisitions (M&A), which we believe could play a significant role over the next 12 to 24 months. In general, high commodity prices have also declined with the ongoing slowdown of marginal global demand, which should have a positive effect upon corporate profitability around the world, mitigating the top line impact of an economic slowdown.

Signals Say “Proceed Cautiously” Avoid Congestion

For the U.S., the trend in costs is particularly positive for ongoing economic activity given the abundance of natural gas and our existing infrastructure to distribute it and cut back on coal and oil. However, after a six month run of good economic data through April, the latest (May) reviews of purchasing managers’ orders books, consumer confidence, industrial production and, notably, leading indicators reveal a weakening trend is emerging. Admittedly, while job growth is positive, it is diminishing and far below a desirable 300+ thousand per month. Improvement in the housing statistics is also supportive as new home sales begins to rise off a very low base and, barring any significant downturn, should enhance economic activity and job growth after over five years of negative contribution. Even Fannie Mae produced positive earnings in the first quarter of this year after eighteen negative quarters suggesting that the poor performing financial underpinnings of the past have worked their way through the system and that even the system itself is healing without having been significantly restructured. Combine this with the current strong balance sheet strength of large public companies and historically strong profit margins, and it suggests that it is a matter of time before America’s private sector increases capital spending and starts adding jobs.

Given the continued support of the Federal Reserve, it appears clear that a cheap monetary policy will continue to keep the flame of economic potential burning. In this context it is encouraging to see that Central Banks around the world, from Beijing to Oslo, and Bangkok to Brasilia, continue to provide low cost liquidity to their domestic sectors. Given the global output gap, it is reasonable to assume that the potential creation of an inflation bubble is still a long way off, and certainly not a foregone conclusion. Thus, we remain confident in our belief that given this global cyclical upturn, albeit slow and narrow so far, and constrained by fragile confidence, that growth can continue in many countries. Notably, global growth and demand is staggered by region with projections that emerging economies will create 80% of global growth over the next few years. That said, there are many companies in the already developed economies that produce much of their revenue from growing countries.

Mind the Gap, Before Boarding the Train

The ‘gap’ between demand and productive capability may change the trend of globalization which previously emphasized cheap exports. Production may become more focused on the domestic needs of individual countries. While this may prove inflationary for specific goods in certain countries or regions, the output gap will likely have a moderating effect on global inflation for several years.

We should also be mindful that a gap still exists between the traditional sources of economic growth. Typically, the manufacturing or private sector and the government or public sector have evolved in most economies to either supplement or offset each other during weak phases of the business cycle. However, during a protracted downturn, such as we are currently experiencing, resources can be exhausted or stretched beyond comfortable norms. In the U.S., for example, corporate spending, while improving, has yet to recover from the downdraft of 2008. The balance sheets for large corporations are in great shape, because many smaller firms are still constrained, allowing big or public companies to grow market share at low cost. However, this period of improving margins and low cost growth may begin to fade. Meanwhile, the Government’s spending on transfer payments, including unemployment benefits and municipal support has offset the impact of reduced corporate capex and employment declines since 2008. Significant supplemental spending packages have made up for revenue shortfalls at both the state and municipal levels of government and minimized the potential for further layoffs and service reductions brought on by diminished local tax receipts. Alas, this is not just an American problem. After four years with total Federal government outlays far exceeding tax receipts already diminished by slower economic activity, governments around the world have fallen into excessive fiscal deficits which have overloaded debt burdens. This has been especially prevalent in most developed countries with established social services covering health, education and welfare.

Significantly, these fiscal deficiencies cannot be fixed by just raising taxes and cutting spending without creating other problems. Now the gap between corporate capital spending on plant equipment and employment must shift back to the corporate sector if these countries hope to maintain economic momentum. Recent increases in corporate spending, with the U.S. leading European companies, has been primarily limited to technology, marketing and sales, as opposed to new production, but this may not be enough to stimulate employment gains before the stimulus gap begins to widen. The rapid expansion of shale and coal seam gas extraction, initially in the U.S., to be followed by Australia and China, could lower fuel costs in many countries, stimulating large infrastructure spending and supporting further business activity. We think investors will have to “watch the gap” between corporate and Federal spending trends as a precursor to our getting the global economy back on track.

Even though so called ‘Emerging Market’ (EM) economies have maintained fiscal capacity through both lower debt levels and superior economic growth, those with export oriented economies such as China, Taiwan and Korea are not immune to falling or stagnant demand from Europe, Japan and, possibly, the U.S.A. While this has reduced EM Gross Domestic Product (GDP) growth potential, economic forecasts still remain well ahead of those for developed economies. The combination of population growth, expanding proportion of middle class people, aggregate wealth accumulation and continued corporate expansion would likely lead to extending the rising trends in income and consumption. Nonetheless, we believe the prospect of the emerging middle class consumer in EM’s fully offsetting the decline in buying power of developed economies is unlikely for the next decade or so, until median incomes begin to approach ours and the number of people included is far in excess. Thus, the U.S. and Europe must take rational steps to stabilize the balance sheets of both the public and private sectors of their economies.

While Europe’s troubles and the U.S. ‘fiscal cliff’ have received the most attention, perhaps of greater importance to the global economy is the transition of the Chinese economy from an export-led, low cost production model towards a broader focus on services and capabilities to meet the demands of a growing middle class. We are seeing a similar effort take place in Brazil where the middle class has grown from the ranks of impoverished masses. As incomes and standards of living rise, people in these countries will likely aspire to lifestyles similar to those which we have enjoyed for decades. This is the direction in which the global locomotive of growth will be traveling. As Alpine’s analysts and managers annually participate in over 1,000 company meetings, and visits, we will continue to assess whether different countries, companies or industries are positioned at the front of the train or towards the caboose. Over time, perhaps the biggest risk to investors during these volatile times of economic transition would be staying put when the train leaves the station.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letters that follow represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Disclosures and Definitions

Real Estate Funds – Definitions

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

Beta – Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dividend Yield represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Diversification – means reducing risk by investing in a variety of assets.

EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) is essentially Net Income with interest, taxes, depreciation, and amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Return on Equity is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Dow Jones Industrial Average – is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The FTSE EPRA/NAREIT® Emerging Index is an unmanaged index designed to track the performance of listed real estate securities companies in emerging countries worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

FENEI – is an extension to the FTSE EPRA/NAREIT Index Series.

MSCI REIT (RMS) Index is a total return index comprising the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

S&P Developed BMI Property Net TR – is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The S&P Developed Ex-U.S. Property TR Index defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries outside of the United States. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

The Bloomberg REIT Regional Mall Index is a capitalization weighted sub index of the Bloomberg REIT Index based on regional mall properties comprising 75% or more of invested assets.

The BM&F Bovespa Index (IMOBBV) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

The FTSE EPRA/NAREIT® Global ex U.S. Real Estate Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business outside the United States.

Disclosures and Definitions

The FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

MSCI Emerging Markets Index USD is a free float-adjusted market cap weighted index that is designed to measure equity market performance in the global emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI World Index USD is a free float-adjusted market cap weighted index that is designed to measure the equity market performance of developed markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose.

The NASDAQ Financial-100 Index includes 100 of the largest domestic and international financial securities listed on The NASDAQ Stock Market based on market capitalization. They include companies classified according to the Industry Classification Benchmark as Financials, which are included within the NASDAQ Bank, NASDAQ Insurance, and NASDAQ Other Finance Indexes.

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The S&P Developed Property Index defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

The S&P Global Infrastructure Index is comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements. The index is designed to provide liquid exposure to the leading publicly listed companies in the global infrastructure industry, from both developed markets and emerging markets.

Jakarta Property Index is a capitalization-weighted index of all stocks in the Jakarta Composite Index involved in the business of construction, property, and real estate. The index was developed with a base value of 100 as of December 28, 1995.

Thai Property Index is a capitalization-weighted index of all stocks of the SET Index that are involved in the property sector. The index was developed with a base value of 100 on April 30, 1975.

MSCI US REIT Index Gross USD is a free float- adjusted market cap weighted index that is comprised of the most actively traded equity REITs that are of reasonable size in terms of full and free float adjusted market capitalization. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI ACWI Consumer Staples Index USD is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets for the Consumer Staples GICS(r) sector. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

The S&P Developed Ex-U.S. Property TR Index defines and measures the investable universe of publicly traded real estate companies domiciled in developed countries outside of the United States. The companies in the index are engaged in real estate related activities such as property ownership, management, development, rental and investment.

Each Lipper Average represents a universe of Funds with similar invest objectives.

Supercomposite Homebuilder Index is a capitalization-weighted index. The index was developed with a base value of 100 as of December 30, 1994. The parent index is SPR. This is a GICS Level 4 Sub-Industry group.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Consumer Growth Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 4/30/12 (Unaudited)

	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund — Institutional	6.00%	-19.67%	19.52%	-11.24%	6.54%	5.30%

FTSE EPRA/NAREIT® Global ex-U.S. Real Estate Index(2)	6.61%	-6.81%	18.61%	N/A	N/A	N/A

MSCI EAFE Index USD	0.74%	-15.65%	8.54%	-7.47%	2.71%	1.92%

S&P® Developed Ex-US Property TR Index(3)	5.96%	-6.26%	19.95%	-6.34%	9.96%	N/A

Lipper International Real Estate Funds Average(4)	8.40%	-8.28%	17.35%	-7.58%	8.42%	5.30%

Lipper International Real Estate Funds Ranking(4)	N/A(5)	52/52	10/44	32/32	3/3	1/1

Gross Expense Ratio: 1.39%(6)

Net Expense Ratio: 1.39%(6)

(1)	Not annualized.
(2)

Index commenced on 10/31/2008. Effective February 28, 2012, the Fund changed the benchmark against which it measures its performance from the S&P Developed (ex U.S.) Property Total Return Index to the FTSE EPRA/NAREIT Global ex U.S. Index. The Adviser believes the FTSE EPRA/NAREIT Global ex U.S. Index more accurately reflects the investment strategy of the Fund.

(3)	Index commenced on 7/31/1989.
(4)	The since inception data represents the period beginning 2/2/1989.
(5)	FINRA does not recognize rankings for less than one year.
(6)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The S&P Developed (ex. U.S.) Property Total Return Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Developed (ex. U.S.) Property Total Return Index, the MSCI EAFE (USD) Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The FTSE EPRA/NAREIT® Global ex U.S. Real Estate Index is an unmanaged index designed to track the performance of publicly traded companies engaged in the real estate business outside the United States.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine International Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	South Asian Real Estate PLC	4.79%
	2.	Multiplan Empreendimentos
		Imobiliarios SA	4.73%
	3.	Regus PLC	4.23%
	4.	Iguatemi Empresa de Shopping
		Centers SA	4.13%
	5.	Direcional Engenharia SA	4.02%
	6.	BR Malls Participacoes SA	3.70%
	7.	Cyrela Commercial Properties SA
		Empreendimentos e
		Participacoes	3.60%
	8.	LXB Retail Properties PLC	3.02%
	9.	BHG SA-Brazil Hospitality Group	3.01%
	10.	Minor International PCL	2.72%

	*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets, Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 4/30/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine International Real Estate Equity Fund

Commentary

Dear Investor:

We are pleased to present the 2012 semi-annual report for the Alpine International Real Estate Equity Fund. For the six-month period ended April 30, 2012, the net asset value per share rose to $21.12, providing a total return of 6.00%. This compares with the Fund’s old benchmarks of the S&P Developed Ex-US Property Index which was up 5.96% and the FTSE EPRA/NAREIT Global Ex-US Real Estate Index, which the Fund recently adopted as its new benchmark, which was up 6.61%. During the reporting period, real estate stocks generally performed as well or better than broader indices in the different countries. We believe this reflects both a bounce back from overly pessimistic levels of last September which particularly impacted financial stocks and those related to or dependent upon the banking sector, such as real estate.

PORTFOLIO ANALYSIS

By region, Brazil remains the largest country concentration in the portfolio with 41.2% at period end, down from 44.1% over reporting period. The United Kingdom is the second largest at 13.1%, a modest change from the 12.3% of October 2011, and India is relatively static at 10.6%. The Fund’s holdings in Thailand grew significantly, however, from 3.0% to 5.2%, and China also expanded somewhat, from 4% to 5.1%, rounding out the top five.

The top five contributors to the Fund’s performance over the past six months ending April 30, based on contribution to total return were Regus PLC (+45.51%, average weight 4.44%), Minor International PCL (+50.49%, average weight 2.09%), Central Pattana PCL (+55.66%, average weight 1.90%), Cyrela Commercial Properties S/A (+21.11%, average weight 4.64%), and Multiplan Empreendimentos Imobiliarios S/A ( +17.61%, average weight 4.60%).

The top five detractors from performance over the past six months ending April 30, based on contribution to total return were PDG Realty S/A (-46.67%, average weight 3.68%), Gafisa S/A (-50.34%, average weight 1.17%), Treveria PLC (-44.29%, average weight 0.62%), Rossi Residential S/A ( -31.52%, average weight 1.17%) and Yatra Capital Ltd. (-16.08%, average weight 1.86%).

The Fund’s positive performance was driven by strong returns in the United Kingdom, where the Fund’s 13.0% average weight combined with a strong average total return in excess of 17.39%. This significantly exceeded various English property sector specific indices, due in part to the strong performance of Regus PLC, the Fund’s third largest holding, that had a 45.51% total return for the semi-annual period. Thailand was the next largest contributor to performance despite the Fund’s average exposure of only 4.1%, as the portfolio’s stocks gained 53.65% for the period. The Fund’s largest holdings in Thailand, Minor International Corp., a hotelier, and shopping mall developer Central Patana, respectively, produced total returns of 50.49% and 55.66%. Brazilian stocks were the third largest contributor to performance largely due to their 45.1% average weighting during the period, providing a comparatively modest 1.84% return. However, this significantly exceeded the Brazil BM&F BOVESPA Real Estate Sector average return of -10.36% for the six-month period, reflecting the Fund’s emphasis on commercial shopping malls which are benefiting from strong retail sales. Notable stocks, Cyrela Commercial Properties and Multiplan Empreendimentos, which were both among the Fund’s top ten holdings, returned 21.11% and 17.61%, respectively. The Fund’s fourth greatest contributor country was China where the 4.2% average weight gained 18.70% in aggregate as strong public Chinese developers continue to show positive momentum and gain market share from weak private builders, despite real estate declines induced by the government’s efforts to control real estate prices. For example, overall home sales in China, from January through May, fell -9.1% versus last year, while the average sales for 22 of the biggest Hong Kong-listed Chinese builders gained 6%. The fifth largest contributor, Indonesia with a 2.67% average weighting in the Fund provided a total return of 19.52% as continued economic dynamism and middle class growth fueled real estate appreciation. It should be noted that all five of these countries, with a combined average weight of 66.3% of the Fund’s investments, have portfolio weightings larger than they do in the sub-index of the FTSE EPRA/NAREIT. Brazil remains the most overweighted, although somewhat reduced from last year.

The bottom five country contributors ranked by impact were Germany, with average weighting of 3.44% and which fell by 15.18%, notably affected by the Fund’s holding in Treveria PLC, a leveraged owner of shopping centers which declined by 44.29%. In general, we believe that German consumers are the strongest in Europe and will begin to consume more if they expect inflation to arise from Germany’s role as the primary banker of European Union. Turkey was also a significant detractor, although the 3.26% average weighting declined by only 2.03%. Indian stocks declined by 1.77%, reflecting an average weighting of 10.22%, with

Alpine International Real Estate Equity Fund

property investment fund Yatra Capital impacting the most with a -16.08% total return. We believe Yatra’s fundamentals should show material improvement with the likely recognition of significant transactions during the course of this year. Poland was the fourth most negative contributor as the Fund’s one holding GTC at 0.19% declined 13.78%. Finally, the Fund’s holdings in Norway declined 11.62%, driving the 1.2% position into the fifth most significant negative contributor.

CHANGES IN TOP TEN HOLDINGS

Seven of the top ten holdings from the prior period remain, with notable changes being, the inclusion of BHG- Brazil Hospital Group, which gained 18.61% during the period, shopping center developer LXB Properties of England which rose by 18.36% and the aforementioned Minor International of Thailand which gained 50.49%. Three stocks that fell out of the top ten were PDG which led underperformers in negative contribution to the portfolio, down 46.67% as construction costs squeezed profit margins of presold homes which were commenced typically prior to 2010. Similar problems also impacted several other Brazilian residential developers in the Fund, including smaller holdings in Gafisa (-50.34%) and Rossi Residential (-31.52%). Emlak Konut, the Fund’s major investment in Turkey, generated a -1.14% total return, but was impacted by the 3.87% decline in the Turkish Lira. The U.S./Mexican industrial developer Verde Realty Group, which derives a significant portion of its revenues from warehouses located in markets on both sides of the USA/Mexico border, was written down -7.10% by the Advisor over the reporting period with increased vacancies in Juarez and Reynosa and depressed land values contributing to the decline in the Advisor’s valuation of the company.

Prospects for the Balance of 2012

Property fundamentals remain varied around the world, ranging from robust to depressed. Current cyclical strength was evident in select countries of Southeast Asia, such as Indonesia, Philippines and Thailand, as respective returns over the past six months of local property share sub-indices rose 39.77%, 28.86% and 41.68%, respectively. Alpine believes that the long term demographic and competitive economic characteristics of these countries will enable sustained broad economic growth, as reflected in our relatively high exposure to these markets. Other countries which may not offer such across the board strength may still offer sectoral opportunities amongst office, retail, logistics or residential properties. Over the near to mid-term, we expect to see a positive but selective investment horizon in Brazil, Singapore, Sweden, Norway and Russia. Countries with greater long term potential, despite challenging near term headwinds include China, India and Turkey, all of which have increasingly pushed monetary stimulus into their economies over the past six months.

Germany and Japan have medium to long term prospects. We believe they are unique in that their economies are relatively mature with solid housing demand, supported by high savings rates, yet their economic dependence upon value added exports to drive long term economic growth may influence corporate spending which could impact office employment and industrial space demand. Conversely, the prospect of a return to inflation could stimulate a consumer boom in both countries. Thus, external factors such as foreign exchange rates are especially critical to these countries. Since publicly traded real estate equities in both these countries are cheaper than they have been for over twenty years, may make waiting for potential positive scenarios more attractive.

Canada and Australia benefit from strong financial sectors, although commodity exports play a large role in their economic prospects. Their key trading partners, respectively the U.S. and China, influence each countries business cycle and should help sustain medium to long term growth.

We continue to believe that in the current low interest rate environment that there are enough attractive opportunities in the real estate sector to employ leverage both in the execution of the Fund’s investment strategy and to manage unexpected Fund flows.

Countries with negative fundamentals occupy an arc across the southern to eastern periphery of continental Europe. Major structural problems which hinder economic competitiveness, including weak banking systems, sclerotic labor practices, retrogressive political structures, rigid funding regimes for social services, and aging demographic profiles, will require major reforms which may well take more than a decade to have an effect. Meanwhile, economic demand for property in these countries may continue to be weak perhaps presenting opportunities to acquire cheap assets at distressed situations, providing potential long term investment opportunities.

CONCLUSION

While long term trends will continue to be an underlying factor in share price performance, the short term swings due to macro influences may continue to weigh on the portfolio’s near term performance. Such

Alpine International Real Estate Equity Fund

short term influences are less likely to affect annual earnings or asset values since real estate cycles typically range from three to ten years in duration. These long term characteristics continue to be reflected in the holdings of the Fund as well. Since the most recent economic and real estate trough occurred during 2008 and 2009, we would expect the countries with strong economic fundamentals to experience potentially positive real estate performance over the next three to five years, while those countries with more difficult medium to long term prospects are already facing cyclical decline. Hopefully, the difficult macro headwinds facing Europe will subside over the balance of this year. For other regions, long term drivers of real estate demand should be more readily reflected in near to medium term share price performance. Given this context, we will continue to try to balance long term value with near term growth potential.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. A Fund may enter into foreign currency transactions to try to manage this risk. A Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Illiquid Securities – Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days.

Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Alpine International Real Estate Equity Fund

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 4/30/12 (Unaudited)

	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund — Institutional	16.26%	8.82%	37.72%	-1.81%	9.01%	11.60%

MSCI US REIT Index Gross USD	14.80%	10.02%	32.26%	0.42%	10.65%	11.32%

S&P 500® TR (Total Return) Index	12.77%	4.76%	19.46%	1.00%	4.71%	2.83%

Lipper Real Estate Funds Average(2)	14.37%	9.30%	31.32%	0.17%	10.10%	10.73%

Lipper Real Estate Funds Ranking(2)	N/A(3)	123/212	7/180	144/158	69/85	16/59

Gross Expense Ratio: 1.32%(4)

Net Expense Ratio: 1.32%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 12/31/1998.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The MSCI US REIT Index Gross USD (the “RMS Index”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The S&P 500® TR (Total Return) Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI US REIT Index Gross USD, the S&P 500® TR (Total Return) Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Realty Income & Growth Fund has a contractual expense waiver that continues through February 28, 2013. Where a Fund’s gross and net expense ratio are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Realty Income & Growth Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Simon Property Group, Inc.	7.79%
	2.	Boston Properties, Inc.	5.93%
	3.	Public Storage	3.95%
	4.	Ventas, Inc.	3.91%
	5.	Equity Residential	3.77%
	6.	Vornado Realty Trust	3.74%
	7.	SL Green Realty Corp.	3.74%
	8.	Digital Realty Trust, Inc.	3.54%
	9.	Alexandria Real Estate
		Equities, Inc.	3.46%
	10.	CBL & Associates Properties, Inc.	3.43%

	*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets, Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 4/30/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Realty Income & Growth Fund

Commentary

Dear Investor:

We are pleased to report the results of the Alpine Realty Income & Growth Fund for the fiscal semi-annual period that ended April 30, 2012. During this period, the Fund produced a total return of +16.26% which compares to the +14.37% total return of the Lipper Real Estate Funds Average, the +14.80% total return of the MSCI REIT Gross USD Index (the “RMS Index”), and the +12.77% total return of the Standard & Poor’s 500 Index (the “S&P”).

At April 30, 2012, the Fund’s net asset value per share had increased to $17.70 from $15.56 on October 31, 2012. During this timeframe, the Fund paid two quarterly distributions of $.18 per share totaling $.36 per share for the reporting period. Since the Fund’s inception on December 29, 1998 through April 30, 2012, the Fund has delivered a cumulative total return to shareholders of +332.11% (+11.60% on an annualized basis) including cumulative distributions of $14.37. The performance chart on page 13 presents the Fund’s returns for the latest six-month, one-year, three-year, five-year, ten-year, and since inception periods.

The Fund’s strong performance during the reporting period was influenced by several factors: renewed investor confidence in the overall equity markets as the domestic economy showed signs of improvement and the Greek debt crisis appeared to be mitigated; earnings announcements by real estate companies reflecting improving fundamentals; and investors’ continued search for yield investments in both the equity and bond arenas.

A shift in investor sentiment during the reporting period was palpable, in our opinion, and was marked by increasing optimism and less risk aversion. The shift transpired as Euro concerns were alleviated and positive economic signals appeared in the U.S. economy. While the eventual passage of austerity measures in Greece leading to 130 Billion in Euro support occurred in February, hopeful signs of progress began in November with a switch in Greek government leadership and better dialogue with the European Central Bank. Equity markets embraced the higher probability of crisis aversion in European debt markets, began moving upward from their lows in late November, and were further bolstered during the period by signs of slow and steady improvement in U.S. initial jobless claims, the unemployment rate, and consumer confidence. In the U.S., the unemployment rate declined from 8.9% in October to 8.1% as of April while consumer confidence moved upward to 76.4 in April and most recently to 77.8 in May, the highest reading since January 2008.

Reflective of improving economic conditions, the majority of real estate companies posted solid earnings reports in both the 4th quarter of 2011 and the 1st quarter of 2012, supporting higher pricing for their equities. As set forth in Citi Global Markets research reports, same-store net operating income growth for the Real Estate Investment Trust (REIT) group followed by Citi grew a positive 4.7% in the 1st quarter, improving upon the 4.3% achieved in the previous reporting period and continuing a slow and steady trend that began in late 2010. Core Funds From Operations (FFO) growth, a widely analyzed metric of REIT earnings performance tracked by Citirose 10.2% in the 1st quarter with approximately 60% of companies exceeding estimates by the analyst community. One of the top performing subsectors, regional mall companies, delivered 10.5% growth in core FFO during the 1st quarter as occupancies increased and a more confident consumer improved sales productivity of the malls’ retailer tenant base. Stocks of the regional mall REITs reflected these factors and the Bloomberg Regional Mall REIT Index rose a sector leading 23.90%.

REITs’ earnings growth, in addition to demonstrating positive operating improvements, enabled significant dividend increases during the period. Such growth enhanced the attractiveness of REIT stocks for investors searching for yield in a low interest rate environment. We estimate that average dividend increases for all REIT equities were approximately 7.5% over the six-month period from October 31, 2011 through April 30, 2012. At April 30th, the average REIT dividend yield for companies in the RMS Index stood at 3.43%, which, though not historically high on an absolute basis, was approximately 150 basis points higher than the Ten Year Treasury bond’s rate of 1.915%. Since 1994, the average spread between average REIT dividend yields and the Ten-Year Treasury yield has been 120 basis points, according to Citi research.

The low interest rate environment benefited REITs in two additional ways – the valuation of their underlying property assets and the appetite of the capital markets to provide low cost debt. Compared to fixed income alternatives, commercial property income returns, with prospects for future growth, looked relatively attractive, enhancing the demand for real estate investment. Moreover, during the period, the publicly traded REIT companies continued to access inexpensive debt capital

Alpine Realty Income & Growth Fund

either in the form of bank term loans and revolving credit facilities or in longer term instruments including secured mortgages and unsecured bonds. Such activity enabled REIT entities to lower their average interest costs and thereby improve earnings and enhance return on equity.

For the Fund, among the top contributors to its 16.26% performance during the reporting period were regional mall companies, data center owners, and two specific health care REITs. As noted earlier, regional mall companies demonstrated positive operating improvements in terms of sales per square foot, net operating income growth, and increased occupancies, and these improvements were rewarded in strong stock performances. The Fund’s holdings in this subsector all outperformed overall REIT averages: Simon Property Group (+22.91%), Macerich (+24.97%), Taubman (+27.84%), General Growth Properties (+26.25%), and CBL & Associates (+24.18%). The Fund’s data center company investments also produced top returns as operating fundamentals continued to be driven by growth in cloud computing, hand-held mobile devices, internet applications, and corporate outsourcing trends. The Fund’s holdings in Digital Realty returned 23.01%, Coresite Realty rose 52.26%, and DuPont Fabros, which was a below average performer during fiscal 2011, increased 25.69%, rebounding on the basis of strong leasing results announced in the first quarter. Finally, two healthcare REITs with property investments in the senior nursing facility arena, produced above average returns as operators of such facilities were able to mitigate the impacts of last summer’s Medicare reimbursement cuts and produce better than expected results. The Fund’s investment in Omega Healthcare returned 25.56% while its holding in Sabra Healthcare produced the Fund’s top absolute return with a 71.45% performance.

Holdings that underperformed REIT average returns and detracted from performance included the Fund’s investment in the private entity, Verde Realty, two office company investments, MPG Office Trust and Mission West Properties, and our holdings in preferred equities. Verde, which derives a significant portion of its revenues from warehouses located in markets on both sides of the USA/Mexico border, was written down 7.10% by the Advisor over the reporting period with increased vacancies in Juarez and Reynosa and depressed land values contributing to the decline in the Advisor’s valuation of the company. Our investment in MPG Office, a Los Angeles focused landlord, returned -10.37% as investor concerns about the company’s leverage and slow leasing progress concerned investors. Our holding in Mission West, a Silicon Valley owner of office and office/R&D properties, fell -6.02% as the lack of news on the company’s sale process led to declines in its stock price over the last month of the reporting period. Finally, the Fund’s holdings in preferred equities which accounted for 6.30% of assets as of April 30, 2012, down from 9.0% at October 31, 2011, delivered a weighted average return of 8.60%, lagging overall REIT returns as measured by the RMS Index by 620 basis points.

As we look forward, we believe conditions for real estate companies remain relatively favorable. Levels of new construction, representing potential competitive supply, remain significantly below historical averages, though activity in the apartment sector has begun to pick up. Interest rates remain low on both the short and long end of the yield curve benefitting the public real estate companies in terms of asset valuations and refinancing costs. Meanwhile, while the economic recovery remains historically weak, modest improvements in both corporate and consumer confidence may be sufficient to continue the slow and steady progress that landlords have been achieving in reducing vacancy levels and regaining pricing power.

We continue to believe the largest threats to the performance of real estate securities remain at the extremes. On one hand, if the economy turns unexpectedly strong, long term interest rates might rise significantly higher, impacting valuations and shifting capital away from the real estate asset class. At the moment, this threat seems quite remote. At the other end of the spectrum, a reoccurrence of Eurozone issues and/or the inability of the U.S. congress to adequately address budget issues could once again impact confidence, limit financial liquidity, and raise the specter of recessionary conditions. In fact, a change in French leadership and the return of Greece and Spain to the news headlines has already impacted market confidence since the end of the fiscal quarter.

In today’s climate, we believe it is appropriate to remain balanced in the construction of our portfolio in terms of income and growth opportunities. We continue to favor companies with assets on the east and west coasts where we believe knowledge-based economies, technological innovations, and demographic shifts towards urban living hold out the best prospects for job creation and economic improvements. We look forward to providing an update on Fund performance after the end of the fiscal period in October, 2012.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Alpine Realty Income & Growth Fund

Portfolio holdings and breakdowns are as of April 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Mutual fund investing involves risk. Principal loss is possible.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Convertible Securities Risk – The Fund can invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperforms the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and

Alpine Realty Income & Growth Fund

other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to page 4-5 for other important disclosures and definitions.

Alpine Cyclical Advantage Property Fund

Comparative Annualized Returns as of 4/30/12 (Unaudited)

	6 Months(1)	1 Year	3 Years	5 Years	10 Years	Since Inception (9/1/1993)

Alpine Cyclical Advantage Property Fund — Institutional	13.20%	-8.99%	17.57%	-10.03%	2.63%	7.68%

FTSE EPRA/NAREIT® Global Index(2)	9.88%	-0.53%	23.57%	-3.90%	N/A	N/A

S&P® Developed Property Net TR Index(3)	9.46%	-0.43%	23.70%	-4.64%	9.06%	N/A

Lipper Global Real Estate Funds Average	10.35%	-0.89%	22.02%	-4.13%	8.91%	8.82%(4)

Lipper Global Real Estate Funds Ranking	N/A(5)	105/106	89/90	58/58	18/18	2/2(4)

Gross Expense Ratio: 1.38%(6)

Net Expense Ratio: 1.38%(6)

(1) Not annualized.
(2) Index commenced on 2/18/2005.
(3) Index commenced on 12/29/2000.
(4) The since inception data represents the period beginning 9/2/1993.
(5) FINRA does not recognize rankings for less than one year.
(6) As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The FTSE EPRA/NAREIT® Global Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The S&P® Developed Property Net TR Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT® Global Index, the S&P® Developed Property Net TR Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Cyclical Advantage Property Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Cyclical Advantage Property Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Verde Realty Corp.	4.26%
	2.	Multiplan Empreendimentos Imobiliarios SA	3.93%
	3.	Altisource Portfolio Solutions SA	3.39%
	4.	Ocwen Financial Corp.	3.11%
	5.	General Growth Properties, Inc.	2.99%
	6.	Iguatemi Empresa de Shopping Centers SA	2.99%
	7.	TAG Immobilien AG	2.98%
	8.	Robinsons Land Corp.	2.90%
	9.	LXB Retail Properties PLC	2.83%
	10.	BR Malls Participacoes SA	2.57%

	*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets, Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 4/30/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Cyclical Advantage Property Fund

Commentary

Dear Investor:

We are pleased to present the 2012 semi-annual report for the Alpine Cyclical Advantage Property Fund for the six months ended April 30, 2012. Within the reporting period the Fund generated a total return of 13.20%. This compared with the FTSE EPRA/NAREIT Global Index return of 9.88% and the Standard & Poor’s Developed Property Index net total return of 9.46%. This performance reflects the Fund’s focus on companies which benefit from a positive cyclical momentum which was reflective of an overall emphasis of “risk on” trades which contrasted with the “risk off” sentiment which dominated the markets in the second half of last year. This was reflected in the U.S. portion of the portfolio which had 15% of the portfolio focused on home builders and residential land development. Overall, residential related companies represent almost 30% of the portfolio while the retail sector was the next highest weighting at over 19%.

Portfolio Analysis

The Fund’s overall regional balance as of April 30, 2012 did not shift much from October 31, 2011 with a heavy emphasis on North and South America at 64.3% of the portfolio, with 20.80% in Asia and 14.9% in Europe, with the greatest country emphasis again on the United States at 37.9% and Brazil at 24.6%, followed by Thailand at 6.40%, the U.K. at 5.80% and Germany at 4.90%. There was no exposure to the weak southern tier of Europe during the period. Perhaps the most significant changes took place in the Fund’s exposure to China which fell from 5.70% to 3.80% as we sold six positions in smaller cap stocks, bought three larger cap stocks and added to another.

The top five contributors to the Fund’s performance over the past six months ending April 30, based on contribution to total return were Altisource Portfolio Solutions S.A (+48.58%, average weight 3.54%), Lennar Corp. Cl A (+72.14%, average weight 1.97%), LPN Development (+78.28%, average weight 1.94%), PulteGroup Inc. (+89.96%, average weight 1.49%), and Robinsons Land Corp (+41.68%, average weight 2.45%).

The top five detractors to the Fund’s performance over the past six months ending April 30, based on contribution to total return were PDG Realty S/A (-46.84%, average weight 2.31%), Affine S.A. (-33.30%, average weight 1.59%), Gafisa S/A (-50.31%, average weight 0.98%), Rossi Residential S/A ( -31.54%, average weight 1.52%), and E-House (China) Holdings Ltd. (-43.39%, average weight 0.21%).

The portfolio’s largest exposure was in the U.S. which averaged nearly 40% weighting over the six month period and generated 20.78% return with particularly strong returns generated by homebuilding stocks such as Lennar (+72.14%), Pulte Group (+89.96%), Brookfield Residential Properties (+60.28%),Toll Brothers (+45.64%) and Howard Hughes Corp. (+39.87%), among others. The second strongest contributor to the Fund’s overall total return was Thailand, which averaged 5.6% of the portfolio and had stocks which returned 51.66% led by holdings in the residential developer LPN Development, up 78.28%. The Philippines were also a strong contributor (44.81% total return) even though the average weighting was only 2.6%, The Fund’s major holding in shopping mall developer, Robinson’s Land returned 41.68% (average weight 2.45%). The Fund’s exposure to the U.K. also produced positive returns with a 5.6% average weighting of the portfolio focused there adding 10.08%, with a notable performance from shopping center developer LXB Retail Properties, up 18.19%. Canada was also a positive contributor (total return 60.28%), although its 0.9% average portfolio weighting was de minimus.

The bottom five contributing countries begin with France, with an average weight of 1.59%. The Fund’s holding in Affine, a small cap Franco/Belgian property owner declined by 33.30%. In Brazil, the average weight of over 25% was hardly down in aggregate (-0.65%) with strong performances by some of our commercial property owners offset by disappointing performances by several of the Fund’s residential developers, notably PDG (-46.84%), Gafisa (-50.31%) and Rossi (-31.54%). Offsets were in the larger size and solid performance for the Fund’s holdings in Multiplan (+17.76%) BR Malls (+14.89%), Iguatemi (+14.97%) and Cyrela Commercial Properties (+19.61%). In fact, three of the Fund’s top ten holdings are Brazilian shopping center companies. Holdings in Poland, Vietnam and Mexico were typically around or below 0.5% and returned -8.30%, -2.60% and -4.20% respectively.

Top Ten Holdings

The Fund’s top holding remained Verde Realty Group, a private entity that derives a significant portion of its revenues from warehouses located in markets on both sides of the USA/Mexico border, which was written down 7.10% by the Advisor over the reporting period with increased vacancies in Juarez and Reynosa and depressed land values contributing to the decline in the Advisor’s valuation of the company. Multiplan is the

Alpine Cyclical Advantage Property Fund

second largest holding and this position rose 17.76%. Altisource Portfolio Solutions also grew into the third position in spite of some profit taking at the end of the period as it returned 48.61% for the portfolio. Altisource’s parent, Ocwen Financial Corp., fell from the second largest holding to the fourth largest as it produced a rather meager 2.62% return for the period under review. General Growth is the sixth largest holding having added 26.25% total return for the portfolio. Another shopping center company, Iguatemi from Brazil was in the fifth position, generating a 14.97% total return. New to the portfolio’s top ten is TAG Immobilien, a German residential property owner, which added 15.45% during the period as the Fund also added additional shares to the existing position. Another shopping center developer, Robinson’s Land Corp. in the Philippines also grew into the top ten at number eight with a 41.68% total return during the period. Filling out the strong retail component to the portfolio, in ninth place, LXB Retail Properties in U.K. added 18.19% total return, followed by BR Malls of Brazil which added 14.91% total return.

Prospects for the Balance of 2012

Property fundamentals remain varied around the world, ranging from robust to depressed. The United States continues to be the world’s primary safe haven, with capital flows supporting a strong dollar and historically low interest rates. While the fiscal period through April 30, 2012 ended with the 10-year U.S. Treasury Bond yielding 1.9146%, by May 17, 2012 the yield fell to 1.6978%. This confidence in the U.S. is in part due to stabilization and a modest recovery of our economy. With improvements in the financial sector, the auto sector and now the housing sector, the potential for future employment gains, albeit still disappointing, has brightened. In combination with low interest rates, this has largely been reflected in the returns of REITs (+14.80% MSCI U.S. REIT Index) and homebuilder (+50.04% S&P Supercomposite Homebuilder Index) share prices this past six months. Prospective performance for U.S. equities may be less dependent upon economic activity that political activity (Presidential campaign) or inactivity (Congress and the ‘fiscal cliff’) over the rest of 2012. Current cyclical strength was evident in select countries of Southeast Asia, such as Indonesia, Philippines and Thailand, as respective returns over the past six months of local property share sub-indices rose 39.77%, 28.86% and 41.68%, respectively. Alpine believes that the long term demographic and competitive economic characteristics of these countries will enable sustained broad economic growth, as reflected in our relatively high exposure to these markets. Other countries which may not offer such across the board strength may still offer sectoral opportunities amongst office, retail, logistics or residential properties. Over the near to mid-term, we expect to see a positive but selective investment horizon in Brazil, Singapore, Sweden, Norway and Russia. Countries with greater long term potential, despite challenging near term headwinds include China, India and Turkey, all of which have increasingly pushed monetary stimulus into their economies over the past six months.

Canada and Australia benefit from strong financial sectors, although commodity exports play a large role in their economic prospects. Their key trading partners, respectifely the U.S. and China, influence each countries business cycle and should help sustain medium to long term growth.

Germany and Japan have medium to long term prospects. We believe they are unique in that their economies are relatively mature with solid housing demand, supported by high savings rates, yet their economic dependence upon value added exports to drive long term economic growth may influence corporate spending which could impact office employment and industrial space demand. Conversely, the prospect of a return to inflation could stimulate a consumer boom in both countries. Thus, external factors such as foreign exchange rates are especially critical to these countries. Since publicly traded real estate equities in both these countries are cheaper than they have been for over twenty years, may make waiting for potential positive scenarios more attractive.

Countries with negative fundamentals occupy an arc across the southern to eastern periphery of continental Europe. Major structural problems which hinder economic competitiveness, including weak banking systems, sclerotic labor practices, retrogressive political structures, rigid funding regimes for social services, and aging demographic profiles, will require major reforms which may well take more than a decade to have an effect. Meanwhile, economic demand for property in these countries may continue to be weak perhaps presenting opportunities to acquire cheap assets at distressed situations, providing potential long term investment opportunities.

Conclusion

While long term trends will continue to be an underlying factor in share price performance, the short term swings due to macro influences may continue to weigh on the portfolio’s near term performance. Such short term influences are less likely to affect annual

Alpine Cyclical Advantage Property Fund

earnings or asset values since real estate cycles typically range from three to ten years in duration. These long term characteristics continue to be reflected in the holdings of the Fund as well. Since the most recent economic and real estate trough occurred during 2008 and 2009, we would expect the countries with strong economic fundamentals to experience potentially positive real estate performance over the next three to five years, while those countries with more difficult medium to long term prospects are already facing cyclical decline. Hopefully, the difficult macro headwinds facing Europe will subside over the balance of this year. For other regions, long term drivers of real estate demand should be more readily reflected in near to medium term share price performance. Given this context, we will continue to try to balance long term value with near term growth potential.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. A Fund may enter into foreign currency transactions to try to manage this risk. A Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Illiquid Securities – Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which a Fund is carrying the securities.

Liquidity Risk – Some securities held by a Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Alpine Cyclical Advantage Property Fund

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 4/30/12 (Unaudited)

	6 Months(1)	1 Year	3 Years	Since Inception (11/3/2008)

Alpine Emerging Markets Real Estate Fund — Institutional	10.56%	-10.08%	19.69%	20.51%

FTSE EPRA/NAREIT® Emerging Index(2)	7.14%	-12.27%	12.62%	N/A

S&P® Developed Ex-US Property TR Index	5.96%	-6.26%	19.95%	15.28%

MSCI Emerging Markets Index USD	3.93%	-12.61%	18.33%	20.99%

Lipper Global Real Estate Funds Average(3)	10.35%	-0.89%	22.02%	16.78%

Lipper Global Real Estate Funds Ranking(3)	N/A(4)	106/106	86/90	5/83

Gross Expense Ratio: 2.45%(5)

Net Expense Ratio: 1.38%(5)

(1)	Not annualized.
(2)	Index commenced on 1/12/2009.
(3)	The since inception data represents the period beginning 11/6/2008.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The FTSE EPRA/NAREIT® Emerging Index is an unmanaged index designed to track the performance of listed real estate companies in emerging countries worldwide. The S&P® Developed Ex-US Property TR Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of companies from developed markets, excluding the U.S., whose floats are larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI Emerging Markets Index USD is a free float-adjusted market capitalization index that is designed to measure equity market performance of global emerging markets. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT® Emerging Index, the S&P® Developed Ex-US Property TR Index, the MSCI Emerging Markets Index USD and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Emerging Markets Real Estate Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Emerging Markets Real Estate Fund has a contractual expense waiver that continues through February 28, 2013. Where a Fund’s gross and net expense ratio are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Emerging Markets Real Estate Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	BR Malls Participacoes SA	5.04%
	2.	PDG Realty SA Empreendimentos
		e Participacoes	4.59%
	3.	BR Properties SA	2.97%
	4.	PT Alam Sutera Realty TBK	2.64%
	5.	JHSF Participacoes SA	2.61%
	6.	MRV Engenharia e
		Participacoes SA	2.50%
	7.	China Overseas Grand Oceans
		Group, Ltd.	2.37%
	8.	Direcional Engenharia SA	2.33%
	9.	Supalai PCL	2.28%
	10.	LPN Development PCL-NVDR	2.27%

	*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets, Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 4/30/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Emerging Markets Real Estate Fund

Commentary

We are pleased to present the semi-annual report for the Alpine Emerging Markets Real Estate Fund. For the six-month period ending April 30, 2012, the closing net asset value (“NAV”) was $16.23 per share, representing a total return of 10.56% for the period. The Fund’s benchmark index, the FTSE EPRA/NAREIT Emerging Index (“FENEI”) returned 7.14% adjusted in U.S. dollar terms over the same period. Over the same time frame the MSCI Emerging Market Index finished with a total return of 3.93% and the S&P Developed Ex-U.S. Property Total Return Index returned 5.96%.

Performance Drivers

The period under review represented another chapter in the ongoing drama playing out across markets. Investor sentiment regarding growth potential and risk tolerance, particularly with respect to the emerging markets, swung on a pendulum between crisis and catharsis. Expectations for government and central bank policies occupied the distance between these two extremes and these expectations significantly contributed to volatility in the period. Risk of a severe slowdown in Chinese growth was periodically offset by prospects for monetary easing and policy fine-tuning from Beijing; apprehension surrounding Greece and the broader Eurozone sovereign crisis was temporarily put at ease by the European Central Bank’s (“ECB”) long-term refinancing operations (“LTROs”), although apprehension has returned in force pending more decisive action; while domestically strong economic data supporting the US recovery have recently faded and markets are anxiously awaiting the Fed’s response.

•

Policy Limbo. Investors and voters alike continue to dance to the music of piecemeal policy responses and stop gap measures, which remain the greatest source of global uncertainty in our view. Market volatility is potentially compounded by a pattern that seems to be unfolding whereby policymakers rightly take aggressive action to thwart broader systemic risk or existential threat, but then dawdle and posture when it comes to tackling the long term structural reforms necessary to put the global recovery on a more stable trajectory. One of the unintended consequences is that markets indulge in expectations for (yet another) quick fix, despite understanding that this merely distracts governments and their increasingly fractious constituents from implementing difficult but critical economic policies.

•

Austerity vs. Growth. Markets have become increasingly sensitive to the idea that the austerity measures enacted across Europe do not adequately weigh the economic as well as the political consequences of implementation. The Dutch, French and Greek governments became the most recent dominoes to fall, further highlighting the public’s encroaching sense of austerity fatigue, as well as deep dissatisfaction over anemic future growth prospects. As a result, policymakers are now scrambling to fine tune their rhetoric, seeking to include growth objectives as part of the fiscal compact. However, “driving growth” – much like finding a solution to world hunger or advocating for world peace – may be a noble cause, but there is precious little consensus on how it should be achieved; and real progress is often measured out with coffee spoons.

•

Portfolio Allocation. The Fund’s country allocations, particularly to the Association of Southeast Asian Nations (“ASEAN”) countries, were one of the main drivers of returns during the period. The portfolio’s 10.51% average weighted exposure to equities in Thailand provided strong outperformance, returning 54.42% versus the benchmark SETPROP Index return of 41.68% in USD terms during the period. Once again, the overweight position in Indonesia (9.44%) returned 41.03% versus 39.77% for the JAKPROP Index. The relative underweight in Malaysia (2.11%) dampened the Fund’s overall performance as did the limited exposure to certain Chinese residential developers who were recently included in the benchmark. During the period the FENEI increased its overall allocation to China from 4.61% at the beginning of the period to more than 26% at period end. Brazil remains a challenge for investors as strong underlying fundamentals for developers/operators of mall and commercial assets, as well as certain small-scale residential builders are offset by continued operating weakness of the large residential developers.

Portfolio Analysis

The top five positive contributors to the Fund’s performance over the six months ending April 30, based on contribution to total return were LPN Development (+78.32%), China Overseas Grand Oceans (+80.59%), Amata (+70.09%), Alam Sutera (+34.62%), and EZ TEC (+26.53%).

Alpine Emerging Markets Real Estate Fund

•

LPN Development, a developer focused on middle and low-end condominium development in Thailand, represented a 2.23% average weighted position in the portfolio and was the top contributor to the Fund’s performance over the time period. Condo sales rebounded dramatically after the floods in Bangkok and the company was ideally positioned to meet the demand.

•

China Overseas Grand Oceans (COGO), is a residential builder targeting developments in the Tier 3 markets in China and Mongolia. The company is able to leverage the expertise, balance sheet, brand and land acquisition capabilities of its parent, China Overseas Land. We have turned cautiously optimistic that there will be gradual and nuanced policy shifts by the central government to support home sales to end users. COGO represents 1.81% average weight of the portfolio.

•

Amata Corp, a real estate developer focusing on large-scale industrial estates in Chonburi and Rayon, Thailand as well as Vietnam, represented an average portfolio weighting of 1.48% during the period. The company is seeing strong pre-sales and price increases as the up cycle in foreign direct investment (FDI) continues, driven in large part by Japanese manufacturers looking for supply chain and currency diversification. Unlike some of its peers, the company was largely unaffected by the flooding.

•

Alam Sutera, a company focused on township developments in the western suburbs of Jakarta, Indonesia, represented a 3.42% average weighted position in the portfolio. The increase in sales and land prices in its Serpong township helped drive performance even after a non-pre-emptive rights issue in January.

•

EZ TEC engages in development of residential and commercial properties primarily in the greater Sao Paulo area. Investor appetite for Brazilian residential companies has exhibited a clear preference away from larger, more diversified developers striving for growth toward smaller-scale builders focused on recurring profitability. The company, which represents a 3.04% average weighted position in the portfolio, sets the standard for execution and consistently has one of the highest margins and ROEs in the sector.

The top five negative contributors to the Fund’s performance over six months ending April 30 based on contribution to total return were PDG Realty (-46.76%), Rossi Residential (-31.67%), DLF (-26.05%), MRV (-18.13%) and General Shopping (-12.64%).

•

PDG Realty, one of the largest property developers in Brazil, represented a 4.64% average weighting in the portfolio and was the overall largest drag on performance. The biggest challenge for PDG has been the execution and delivery of legacy units launched in 2007. This effort has been marked by downward pressure on operating margins and profitability (ROE) while increasing cash burn and leverage. Recent changes in senior management have not served to galvanize investors’ interest in the face of limited sort-term catalysts.

•

Rossi Residential, a Brazilian residential developer operating across a wide range of product types, represented an average portfolio weighting of 0.67% during the period. Negative impressions of its acquisition of Aracaju-based Norcon, the persistent overhang of a potential secondary offering and further revisions to construction budgets as deliveries crest have eroded valuation metrics close to historic troughs.

•

DLF, the largest Indian developer, represented an average portfolio weighting of 0.74% during the period. Supply side constraints have sustained high inflation levels and an aggressive tightening response created substantial liquidity shortage for developers and buyers, resulting in a marked slowdown in the residential market. Although expectations of looser monetary policy and lower inflation caused the market to rebound strongly over the first two months of 2012 in a mean reversion rally, this performance could not be sustained as a strained macro environment and sharp depreciation in the currency weighed on the sector anew.

•

MRV, one of the premiere developers of low-end residential projects in Brazil, with another business unit focused on industrial and commercial development, represented a 2.53% average weighting in the portfolio. Although widely considered the gold-standard for execution in the space, the company was not able to avoid many of the challenges affecting the group as a whole. Cost overruns, largely incurred on infrastructure for larger scale projects and increasing cancellation rates weighed on margins, revenues and perhaps most importantly – sentiment.

•

General Shopping, a small-cap mall operator and developer targeting the middle to low income demand in Brazil, represented 2.17% average portfolio weighting during the period. Consistent with the other mall players, the company has

Alpine Emerging Markets Real Estate Fund

experienced robust underlying fundamentals and has outlined an ambitious development schedule which includes outlet shopping concepts. However the shares have underperformed peers during the period due to increased leverage and FX exposure through the recent issuance of perpetual bonds, as well as perceived execution risk related to its expanding development pipeline.

Outlook: Muddling Through

The Alpine Emerging Markets Real Estate Fund focuses on real estate investments primarily in developing economies that we believe are positioned to be at the forefront of global growth. The Fund seeks out opportunities with solid demographic and urbanization trends, increasing availability and access to credit, and strengthening macro-economic fundamentals, consistent with our structural view that superior risk-adjusted returns can be achieved in markets with broadening domestic consumption fueled by a growing middle class.

The challenge of sluggish growth and sovereign risk concerns in developed economies amid the backdrop of ongoing fiscal consolidation remains formidable. We expect that solutions to the myriad issues plaguing the developed world economies will be piecemeal and protracted. The implementation of structural reforms to address the European sovereign crisis, the timing and magnitude of policy fine tuning in China, as well as the ongoing liquidity injections by central banks across the developed world will continue to remain some of the critical signposts for Alpine’s assessment of the sustainability of asset reflation and the reacceleration of consumer demand in emerging economies. It bears noting that China has already undertaken three RRR (required reserve ratios) cuts, new loan growth has shown signs of life and recent subtle changes to first-homebuyer mortgage policies have resulted in a modest volume recovery in residential sales and declining levels of inventory in key markets. While we remain vigilant for renewed concerns of inflation in EM economies, we expect that the vastly superior fiscal conditions and the strong underlying fundamentals in many emerging markets should continue apace.

Despite persistent volatility, our long-term outlook for many emerging economies remains constructive with respect to both growth and the markets. While we are conscious of the downside risks to growth that certain fault lines, particularly in the more leveraged and imbalanced emerging economies, could represent, we do not see any convincing arguments leading us to stray materially from our thesis that the key emerging economies are expected to continue to be a strong source of global demand, exhibit market resilience, and realign with their long-term growth trends in spite of external shocks which threaten to derail the global recovery. As the developing countries strive to become deeper and more integrated, it is Alpine’s view that over time the emerging equity markets could increase substantially in absolute terms as more companies come public and eventually even surpass developed markets in terms of market capitalization. At the same time we expect growth differentials between EMs and DMs to widen over the next 12-18 months, which could support further structural reallocation to EM equities.

Alpine’s Real Estate team is ever evaluating the risk/reward proposition of each position in the portfolio and carefully monitors volatility. The managers continue to be extremely selective in our approach to the markets and deploying capital. We thank our shareholders for their support and look forward to continued success over the remainder of the year.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Co-Portfolio Managers

Alpine Emerging Markets Real Estate Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. A Fund may enter into foreign currency transactions to try to manage this risk. A Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Illiquid Securities – Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Alpine Emerging Markets Real Estate Fund

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Please refer to pages 4-5 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 4/30/12 (Unaudited)

	6 Months(1)	1 Year	3 Years	Since Inception (11/3/2008)

Alpine Global Infrastructure Fund — Institutional	11.25%	-3.83%	22.92%	20.52%

S&P® Global Infrastructure TR Index	5.22%	-3.76%	15.96%	10.75%

Lipper Specialty/Miscellaneous Funds Average(2)	-2.14%	-5.61%	16.33%	15.13%

Lipper Specialty/Miscellaneous Funds Ranking(2)	N/A(3)	11/102	7/48	2/37

Gross Expense Ratio: 1.59%(4)

Net Expense Ratio: 1.35%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 11/6/2008.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The S&P® Global Infrastructure TR Index is an unmanaged index that provides liquid and tradeable exposure to 75 companies from around the world that represents the listed infrastructure universe. The Lipper Specialty/Miscellaneous Funds Average is an average of funds that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The S&P® Global Infrastructure TR Index and the Lipper Specialty/Miscellaneous Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Specialty/Miscellaneous Funds Average reflects fees charged by the underlying funds. The performance for the Global Infrastructure Fund reflects the deduction of fees for these value-added services. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Infrastructure Fund has a contractual expense waiver that continues through February 28, 2013. Where a Fund’s gross and net expense ratio are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefited significantly from Secondary offerings of certain issuers, and initial public offerings (“IPOs”) contributed to performance. There is no assurance that the Fund can replicate this performance in the future. Additionally, there is no guarantee that the Fund will be able to participate to the same degree in IPO and Secondary offerings in the future.

Alpine Global Infrastructure Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Ferrovial SA	2.11%
	2.	Empresas ICA SAB de CV-ADR	2.09%
	3.	Koninklijke Vopak NV	2.08%
	4.	Vinci SA	2.01%
	5.	The Geo Group, Inc.	1.98%
	6.	Abertis Infraestructuras SA	1.98%
	7.	American Tower Corp.-Class A	1.97%
	8.	CCR SA	1.94%
	9.	Progressive Waste Solutions, Ltd.	1.83%
	10.	OHL Mexico SAB de CV	1.76%

	*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets, Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 4/30/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Global Infrastructure Fund

Commentary

Dear Investor:

We are pleased to report the results for the Alpine Global Infrastructure Fund for the six month period ending April 30, 2012. For this period, the Fund reported an 11.25% total return versus the S&P Global Infrastructure TR Index which had a total return of 5.22%. For the period 11/03/08 (inception date of the fund) through 04/30/12, the Fund reported a 91.87% total return versus the S&P Global Infrastructure Index which had a total return of 42.83%.

Performance Drivers

The past six months have seen a continuation in the stock market pattern that began with the global debt crisis in 2008. The main drivers of the stock market have been macro events. The stock market has declined in response to fear of the sovereign debt crisis in Europe and slowing growth in emerging markets, specifically China. The stock market rebounds when there is hope of economic growth returning or in reaction to government interventions such as quantitative easing in the United States or the launch of the long-term financing operations (“LTRO”) in Europe by the European Central Bank. Although we invest in infrastructure stocks that we believe have stable and predictable cash flows, our portfolio of companies was not immune to these events. In the long term, we believe our portfolio of companies is poised to grow from continued government and private spending on infrastructure.

As a number of companies have sought to recapitalize their balance sheets, there have been a large number of attractively priced secondary offerings, both in and outside of the infrastructure sector, in which the fund has participated. The fund has realized short term capital gains in these secondary offerings, which have provided a significant contribution to the Fund’s total return during the period. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider secondary offerings to be attractively priced and available, the fund may continue to participate in them. The Fund has also participated in a number of IPOs that have contributed to the Fund’s total return.

Emerging market exposure: We believe that the urbanization of emerging-market countries will be an important driver of infrastructure development and spending. This past six-month period, our exposure to emerging markets was a key in the outperformance of the fund versus its benchmark. In Brazil, the central bank cut interest rates which benefited the highway companies we own, CCR and Ecorodovias. In Indonesia, anticipation of a new regulation that will make it easier for the Indonesian government to acquire land for infrastructure projects has helped the share prices of Jasa Marga Persero and Citra Marga Nusaphala Persada.

Acquisitions of Stakes in Infrastructure Companies: In our view, the need to invest in infrastructure and the desire of pension funds and other asset owners to own infrastructure assets make this sector an attractive investment. During the first quarter of 2012, two of the companies we own received bids from third parties to purchase stakes in those companies at a premium to their market prices. Aeroports de Paris bid for a 38% stake in TAV Havalimanlari, a Turkish airport company. In addition, Cosan agreed to buy 5.6% of ALL America Latina Logistica, a Brazilian railroad company. In addition, Brazil privatized three airports. The airports were sold at a 348% premium to the minimum bids stipulated by the Brazilian government.

Portfolio Analysis

The top five contributors to the Fund’s performance over the six months ended April 30, 2012 based on contribution to total return were Dish Network Corp. (“DISH”) (40.11%), Empresas ICA (“ICA”) (35.51%), Koninklijke Vopak (“Vopak”) (26.42%), RailAmerica (69.39%), and Cia de Saneamento Basico do Estado de Sao Paulo (“SABESP”) (50.69%).

–

DISH (average weight 1.43%)is the third-largest pay TV provider in the United States. DISH’s outperformance was due to the fact that subscriber trends have improved and speculation that DISH may be able to monetize its spectrum.

–

ICA (average weight 2.10%) is a large construction company specializing in infrastructure projects in Mexico. ICA has rebounded from being one of the Fund’s worst performers during the last fiscal year to a top performer during the six-month period ended April 30th 2012. ICA is on track to complete the Le Yesca project for the Mexican government in 2012, which is expected to allow them to reduce their debt. In addition, ICA is scheduled to complete and open 10 new concessions by the end of 2013, which should allow them to continue to grow their earnings.

–

RailAmerica (average weight 1.33%) owns, operates, and develops short-line and regional freight railroads. The combination of refinancing their high cost 9.25% senior secured notes to a new rate of LIBOR +3%, making accretive acquisitions, and improving their margins led to a strong stock performance during the six month period ended April 30, 2012.

Alpine Global Infrastructure Fund

–

SABESP (average weight 1.55%) collects, treats and distributes water in Brazil. The stock has outperformed due to investors expectations’ for the first return-on-asset based tariff review scheduled to be completed in November 2012.

–

Vopak (average weight 1.79%) is the world’s largest independent bulk liquid storage company serving the oil and chemical industries. Vopak continues to operate at an occupancy rate between 90-95%. Vopak has continued to find new projects that should allow them to expand storage capacity by over 20% by 2014. In our opinion, this company is a good example of the unique attributes in infrastructure for which we are searching globally. Specifically, a global or regional platform leveraging scale with limited competition and contractual cash flows with inflation protection make this company very attractive.

Ferrovial (-11.49%), France Telecom (-24.58%), Koninklijke (Royal) KPN NV (-17.96%), MasTec (-20.17%), and National Hydroelectric Power Corp Ltd. (“NHPC”) (-29.54%), had the largest adverse impact on the performance of the Fund based on contribution to return over the six months ended April 30, 2012.

–

Ferrovial (average weight 1.95%) is a developer and owner of infrastructure assets globally. The stock underperformed due to concerns about Ferrovial’s Spanish exposure, despite the fact that the majority of their EBITDA is generated outside of Spain. We believe that Ferrovial represents a stock that has good long-term potential as it owns valuable assets with strong cash flows.

–

France Telecom (average weight 1.06%) is one of Europe’s largest telecommunications company. France Telecom underperformed this period due to a new mobile entrant in France. We were aware of this new entrant but its effect has been more pronounced than expected.

–	KPN (average weight 0.34%) is a telecommunications company in the Netherlands. KPN underperformed this period as it issued a profit warning. We no longer own this stock.

–

MasTec (average weight 1.31%) is a specialty contractor exposed to strong secular spending trends in the wireless, pipeline, and transmission sectors. MasTec reported weak fourth-quarter earnings due to unfavorable weather conditions which led to weakness in its share price. We expect 2012 to be a solid year for MasTec due to its strong backlog and positive start to the year in the first quarter.

–	NHPC (average weight 0.56%) is India’s largest hydroelectric power company. NHPC has underperformed due to delays in the hydro power projects that they are developing.

Summary and Outlook

We launched the Alpine Global Infrastructure Fund because we believe that there are special opportunities to benefit from global spending in infrastructure over the next several decades. Even before the financial crisis began to wreak havoc on the budgets of governments and municipalities, the privatization of infrastructure assets began to take place. Now, even more so, we believe there will be an accelerated effort to privatize these assets as public entities will not have the funds to maintain their current infrastructure assets nor to build new infrastructure assets to meet the needs of a growing population. Throughout the world, the owners of infrastructure are primarily government entities. However, over the last several decades, due to the large cost of building and maintaining these facilities, there has been a movement towards privatization of infrastructure assets. In Canada, Australia, the United Kingdom, and throughout Europe and Asia, roads, airports, and seaports have been privatized.

Since the launch of our Fund, the equity markets have been volatile as the world’s economies suffered from the effects of the financial crisis. The amount of debt that governments have on their balance sheets and the austerity measures that are beginning to be enacted will lead to slower growth for years to come. The uncertainty over the European debt crisis along with the questionable growth prospects of China has led to extremely volatile markets, and as a result, we have hedged a portion of our Euro currency exposure during the period. We believe that this may create many new opportunities for investors in infrastructure stocks that have stable and predictable cash flows. Our portfolio of companies is not immune to swings in share prices, but volatile markets allow us to continue to buy what we believe are high-quality companies with solid balance sheets and good growth prospects at inexpensive valuations. In the future, governments may be compelled to sell off infrastructure assets and utilize public/private funds to build/operate/transfer models to finance new projects.

We are pleased with the structure of our portfolio and the outperformance of the Fund during this period and since inception. We believe the Fund is positioned to take advantage of the anticipated increase in global infrastructure spending. We continue to believe that the combination of urbanization, rising standards of living,

Alpine Global Infrastructure Fund

and population growth will propel infrastructure spending for decades to come. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Joshua E. Duitz
Samuel A. Lieber
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. A Fund may enter into foreign currency transactions to try to manage this risk. A Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Infrastructure-Related Investment Risk – Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations.

Initial Public Offerings and Secondary Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently

Alpine Global Infrastructure Fund

available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rate risk is the risk of a change in the price of debt obligations when prevailing interest rates increase or decline. In general, if interest rates rise, the prices of debt obligations fall, and if interest rates fall, the prices of debt obligations rise. Changes in the values of debt obligations usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt obligations with longer maturities.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to page 4-5 for other important disclosures and definitions.

Alpine Global Consumer Growth Fund

Comparative Annualized Returns as of 4/30/12 (Unaudited)

	6 Months(1)	1 Year	Since Inception (12/29/2010)(1)

Alpine Global Consumer Growth Fund — Institutional	11.22%	1.10%	4.93%

MSCI World Index USD(2)	7.54%	-4.63%	3.39%

MSCI ACWI Consumer Discretionary Index USD	11.31%	1.51%	6.80%

MSCI ACWI Consumer Staples Index USD	8.23%	5.18%	9.16%

Lipper Consumer Goods Funds Average(3)	10.22%	5.07%	9.33%

Lipper Consumer Goods Funds Ranking(3)	N/A(4)	34/39	34/38

Gross Expense Ratio: 2.96%(5)

Net Expense Ratio: 1.35%(5)

(1)	Not annualized.
(2)

Effective February 28, 2012, the Fund changed the primary benchmark against which it measures its performance to the MSCI World Index. The Adviser believes the MSCI World Index more accurately reflects the investment strategy of the Fund.

(3)	The since inception data represents the period beginning 12/31/2010.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The MSCI World Index USD is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The MSCI ACWI Consumer Staples Index USD is a free float adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer staples sector of developed and emerging markets countries. Component securities include those of food and drug retailers, food producers, tobacco companies and household products manufacturers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Finland, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and the United States. The MSCI ACWI Consumer Discretionary Index USD is a free float adjusted market capitalization weighted index designed to measure the combined equity market performance of the consumer discretionary sector of developed and emerging markets countries. Component securities include those of manufacturers of automobiles and automotive components, consumer durables and apparel companies, consumer services companies, media producers and retailers. As of September 30, 2010, the Underlying Index consisted of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, China, Colombia, Denmark, Finland, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, and the United States. The Lipper Consumer Goods Funds Average is an average of funds that invest primarily in the equity securities of domestic and foreign companies engaged in manufacturing and distributing consumer goods such as food, beverages, tobacco, and nondurable household goods and personal products. The MSCI ACWI Consumer Staples Index USD, the MSCI ACWI Consumer Discretionary Index USD and the Lipper Consumer Goods Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Consumer Goods Funds Average reflects fees charged by the underlying funds. The performance for the Global Consumer Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Consumer Growth Fund has a contractual expense waiver that continues through February 28, 2013. Where a Fund’s gross and net expense ratio are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Global Consumer Growth Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Anheuser-Busch InBev
		NV-ADR	2.99%
	2.	Nestle SA	2.79%
	3.	Apple, Inc.	2.79%
	4.	VF Corp.	2.64%
	5.	Yum! Brands, Inc.	2.52%
	6.	Comcast Corp.-Class A	2.30%
	7.	Visa, Inc.-Class A	2.27%
	8.	NIKE, Inc.-Class B	2.18%
	9.	PepsiCo, Inc.	2.15%
	10.	McDonald’s Corp.	2.11%

	*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets, Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 4/30/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Global Consumer Growth Fund

Commentary

Through the first six months of the fiscal year, the Alpine Global Consumer Growth Fund generated a total return of 11.22%. Over the same period, the MSCI World Index and the MSCI All Country World Consumer Discretionary Indices posted total returns of 7.54% and 11.31%, respectively. The outperformance of the consumer discretionary and technology sectors aided the Fund’s strong relative performance to the MSCI World Index, while our emerging market exposure and being relatively underweight in automotives contributed to the Fund’s performance relative to the MSCI All Country World Consumer Discretionary Index.

Portfolio Drivers

After a difficult finish to fiscal 2011, market sentiment turned positive as we entered 2012 as the economic data in the US pointed to a bit of a recovery and the macro economic situation in the Euro zone stabilized. As such, the global markets recovered swiftly in the beginning of the calendar year, led by the more cyclical sectors.

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The country exposure of the Fund played a large part in the performance over the first six months of the fiscal year. China/Hong Kong (average weight 12.56%) and Brazil (9.64%) represented the Fund’s largest country exposures outside of the US (45.24%). Both of these markets experienced a strong recovery after difficult years in calendar 2011 despite some weakening in their respective economies. The US was the Fund’s top performing country, while Taiwan and Russia were the weakest.

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From an industry standpoint, food, beverage and tobacco (average weight 13.85%) was the top performing segment. The more cyclical consumer durables & apparel and software & services industries were also among the top performers. Meanwhile, the market’s move toward higher beta over the last six months resulted in the underperformance of the less volatile food & staples retailing group.

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As we entered the winter months, there were significant concerns about the pace of growth in emerging economies and for global consumer spending in particular. However, as December period results were released and macro economic data proved more resilient than expected, the focus of the market returned to the more cyclically oriented sectors of consumer discretionary and technology. As this event occurred, the Fund’s performance improved.

Portfolio Analysis

The top five contributors to the Fund’s performance for the six months ended April 30, 2012 were Anheuser-Busch InBev N.V. (33.41%), Apple Inc (44.34%),Yum! Brands (36.98%), Lumber Liquidators Holdings, Inc (93.25%) and Visa Inc (32.42%).

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Anheuser Busch InBev N.V. (average weight 3.25%) was the top contributor to the Fund’s performance over the period as the company executed on its cost improvement plan and began to generate volume growth in many of its markets.

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The success of Apple’s (average weight 2.56%) iPhone and iPad products contributed to the stock’s strong performance over the first half of the fiscal year. Earnings estimates have continued to trend higher over the past few quarters. The initiation of a dividend also introduced Apple stock to a new class of investors.

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Yum! Brands (average weight 2.47%) posted strong results driven by its large and fast growing international business, particularly in China. Meanwhile, the US business has made strides in improving its performance.

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After a difficult first nine months of 2011, Lumber Liquidators (average weight 1.15%) experienced some top-line improvement during the spring of 2012. Plus, management appears to have overcome the operational issues that hindered profitability in 2011.

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Visa (average weight 2.23%) registered above plan financial results driven by strong global transaction volume growth. Near term, there may be some confusion in the numbers due to the changing regulatory landscape but as the world transitions to digital payments, Visa’s network is poised to benefit.

Abercrombie & Fitch Co (-32.08%), Digital Generation Inc (-50.21%), HTC Corp (-39.70%), Lianhua Supermarket Holdings Co (-35.07%) and Magazine Luiza S.A. (-22.98%) were the bottom five contributors to the Fund’s performance for the six months ended April 30, 2012.

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Abercrombie & Fitch (average weight 1.29%) hit a few bumps in its growth path over the past few quarters. The company’s international growth engine has slowed a bit as the macro economic issues have dampened consumer enthusiasm throughout much of Europe.

•	Digital Generation (average weight 0.64%) made a series of acquisitions during 2011 that have

Alpine Global Consumer Growth Fund

hampered their growth rate as they integrate the new businesses into the overall firm. In addition, the business has suffered from reduced pricing as a transition from standard definition to high definition content progresses.

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HTC (average weight 0.15%) was slow to transition to the next generation of smart phones in the back half of 2011 and lost its technology edge. In addition, the company faced a lawsuit over patent infringement, which weighed on the shares.

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Grocery store chain Lianhua (average weight 0.89%) is transitioning its operating model at a time when competition in the category is heating up and food inflation is slowing. As such, the expansion of net new stores has slowed and comparable store sales have weakened.

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Hard goods retailer Magazine Luiza’s (average weight 0.88%) shares languished over the period as the Brazilian consumer slowed its spending patterns and as a result same store sales decelerated. In addition, since many of its higher cost items are sold via credit, concerns about the potential for rising delinquencies had an impact on the shares.

Summary & Outlook

The Global Consumer Growth Fund seeks long-term capital appreciation by investing in companies which have exposure to the rising purchasing power of the global consumer. The Fund aims to achieve diversification by investing primarily across consumer discretionary, consumer staples and technology sectors among both multi-national and local companies. In the developed world, we emphasize investment in consumer consumption trends, such as the rise in Internet spending and the usage of mobile devices, as well as in firms that have the ability to expand their brands domestically and abroad. In emerging markets, the focus is on those businesses that we believe stand to benefit from the demographic shifts that are taking place as disposable income levels rise over the next few years.

As we look ahead, consumer spending trends remain mixed. In the US, warm weather and an improving jobs picture helped boost consumer confidence levels, while high oil prices have had an impact on the lower income brackets. As we enter the back half of the year, we believe we are poised to benefit from the falling input costs that have been flowing through the cost structures over the past six months. In Europe, austerity measures and political and macro economic instability have hindered consumer confidence. But we are approaching the anniversary of many of the austerity measures in the coming months, which barring any large shocks to the economic system may result in an improving consumer spending environment as we exit 2012. Finally, we expect the emerging market consumers to continue their superior growth pace albeit at lower levels than in previous years. Discretionary spending should continue to benefit from strong wage growth and the growing middle class. Brazil and China remain the focus of our emerging market exposure but we are also looking at opportunities outside these two countries.

In closing, we are excited about the opportunities for the Global Consumer Growth Fund. We believe that the prospects for the long term global consumer story are attractive. Despite some near term headwinds, rising income levels and changing consumer consumption patterns across the globe should provide ample investment opportunities.

Sincerely,

Bryan Keane
Samuel A. Lieber
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Consumer Products/Services Sector Risk – Significant problems may affect a particular sector, and returns from that sector may be lower than returns from the overall stock market. Events that affect the consumer products/services sector will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests a substantial amount of its assets in the consumer product/services sector, the Fund’s performance largely depends on the general condition of that sector. The consumer product/services

Alpine Global Consumer Growth Fund

sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. A Fund may enter into foreign currency transactions to try to manage this risk. A Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 4-5 for other important disclosures and definitions

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited) April 30, 2012

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2011 and held for the six months ended April 30, 2012.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

International Real Estate Equity Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	17.75%	$1,000.00	$1,177.50	1.68%	$6.05

Institutional	6.00%	$1,000.00	$1,060.00	1.44%	$7.38

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,016.51	1.68%	$8.42

Institutional	5.00%	$1,000.00	$1,017.70	1.44%	$7.22

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued Expense Examples April 30, 2012

Realty Income and Growth Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	14.58%	$1,000.00	$1,145.80	1.59%	$5.64

Institutional	16.26%	$1,000.00	$1,162.60	1.34%	$7.21

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,016.96	1.59%	$7.97

Institutional	5.00%	$1,000.00	$1,018.20	1.34%	$6.72

Cyclical Advantage Property Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	13.20%	$1,000.00	$1,132.00	1.48%	$7.85

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	5.00%	$1,000.00	$1,017.50	1.48%	$7.42

Emerging Markets Real Estate Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	20.52%	$1,000.00	$1,205.20	1.61%	$5.87

Institutional	10.56%	$1,000.00	$1,105.60	1.35%	$7.07

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,016.86	1.61%	$8.07

Institutional	5.00%	$1,000.00	$1,018.15	1.35%	$6.77

Alpine Mutual Funds

Information about your Funds Expenses (Unaudited)—Continued Expense Examples April 30, 2012

Global Infrastructure Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	13.16%	$1,000.00	$1,131.60	1.53%	$5.39

Institutional	11.25%	$1,000.00	$1,112.50	1.28%	$6.72

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,017.26	1.53%	$7.67

Institutional	5.00%	$1,000.00	$1,018.50	1.28%	$6.42

Global Consumer Growth Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	18.55%	$1,000.00	$1,185.50	1.60%	$5.78

Institutional	11.22%	$1,000.00	$1,112.20	1.35%	$7.09

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,016.91	1.60%	$8.02

Institutional	5.00%	$1,000.00	$1,018.15	1.35%	$6.77

(1)	For the six months ended April 30, 2012.
(2)

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (121 and 182, for Class A and Institutional Shares, respectfully), then divided by 366.

(4)	Class A Shares commenced operations on December 30, 2011. Hypothetical expense examples assume a 5% return over a hypothetical 182 day period.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Common Stocks—102.9%
Asia—31.1%
China—5.1%
3,000,000	Evergrande Real Estate Group, Ltd.	$1,736,127
11,028,960	Franshion Properties China, Ltd.	3,056,236
1,500,000	Guangzhou R&F Properties Co., Ltd.	2,002,926
6,000,000	Kaisa Group Holdings, Ltd. (a)	1,268,262
4,000,000	Poly Hong Kong Investments, Ltd.	2,103,459
3,991,373	SOCAM Development, Ltd.	4,321,310
2,199,515	Soho China, Ltd.	1,709,456

		16,197,776

Hong Kong—1.7%
1,615,000	Mandarin Oriental International, Ltd.	2,567,850
176,522	Sun Hung Kai Properties, Ltd.	2,131,829
550,632	The Hongkong & Shanghai Hotels, Ltd.	722,475

		5,422,154

India—8.5%
90,390	DB Realty, Ltd. (a)	126,151
2,290,373	Hirco PLC (a)	2,137,301
2,000,000	South Asian Real Estate PLC (a)(b)(c)(d)	15,287,716
7,240,153	Unitech Corporate Parks PLC (a)	3,760,014
1,491,800	Yatra Capital, Ltd. (a)(e)	5,825,354

		27,136,536

Indonesia—3.0%
267,462,031	PT Bakrieland Development TBK (a)	3,404,935
16,765,928	PT Bumi Serpong Damai TBK	2,608,702
37,288,857	PT Lippo Karawaci TBK	3,367,581

		9,381,218

Japan—1.1%
10,000	Kenedix, Inc. (a)	1,814,880
100,000	Nomura Real Estate Holdings, Inc.	1,762,274

		3,577,154

Malaysia—0.4%
3,100,591	Aseana Properties, Ltd.	1,360,384

Philippines—2.3%
40,000,000	Megaworld Corp.	2,055,898
32,035,959	SM Development Corp.	5,319,092

		7,374,990

Singapore—3.9%
6,979,000	Banyan Tree Holdings, Ltd.	3,609,341
1,250,000	CapitaMalls Asia, Ltd.	1,555,556
3,401,420	Global Logistic Properties, Ltd. (a)	5,662,162
625,000	Keppel Land, Ltd.	1,601,010

		12,428,069

Thailand—5.1%
4,702,300	Central Pattana PCL	7,684,246
18,920,357	Minor International PCL	8,675,676

		16,359,922

	Total Asia (Cost $129,685,945)	99,238,203

Shares	Security Description	Value

Europe—26.5%
France—2.2%
135,544	Kaufman & Broad SA (a)	$2,562,112
154,193	Nexity SA	4,396,429

		6,958,541

Germany—3.8%
277,424	DIC Asset AG	2,583,436
1,099,999	IVG Immobilien AG (a)	2,546,665
1,100	Patrizia Immobilien AG (a)	7,124
7,642,900	Sirius Real Estate, Ltd. (a)	2,377,474
317,573	TAG Immobilien AG (a)	3,152,786
12,440,218	Treveria PLC (a)	1,497,685

		12,165,170

Norway—0.5%
697,582	BWG Homes ASA	1,420,042
207,485	Norwegian Property ASA	308,167

		1,728,209

Poland—0.2%
3,265,000	Nanette Real Estate Group NV (a)(b)(d)	757,889

Russia—1.7%
799,367	Mirland Development Corp. PLC (a)	2,048,101
1,724,911	RGI International, Ltd. (a)	3,449,822

		5,497,923

Sweden—1.9%
320,877	JM AB	5,943,670

Turkey—3.1%
6,100,522	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	8,024,032
2,471,294	Sinpas Gayrimenkul Yatirim Ortakligi AS	1,758,928

		9,782,960

United Kingdom—13.1%
674,280	Development Securities PLC	1,805,577
700,339	Great Portland Estates PLC	4,092,825
5,000,713	LXB Retail Properties PLC (a)	9,637,342
1,161,792	Metric Property Investments PLC	1,687,497
5,218,398	Quintain Estates & Development PLC (a)	3,239,368
7,808,407	Regus PLC	13,521,303
2,740,130	Songbird Estates PLC (a)	5,202,939
800,130	Unite Group PLC	2,535,381

		41,722,232

	Total Europe (Cost $129,386,573)	84,556,594

Middle East/Africa—0.2%
Egypt—0.2%
1,021,442	Talaat Moustafa Group (a)	704,589

	Total Middle East/Africa (Cost $749,574)	704,589

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2012 (Unaudited)

Shares	Security Description	Value

North & South America—45.1%
Brazil—41.2%
718,077	Aliansce Shopping Centers SA	$6,788,420
793,138	BHG SA—Brazil Hospitality Group (a)	9,603,455
950,037	BR Malls Participacoes SA	11,802,259
680,298	BR Properties SA	8,440,599
580,200	Brasil Brokers Participacoes SA	1,984,578
1,043,085	Cyrela Commercial Properties SA Empreendimentos e Participacoes	11,491,638
2,503,408	Direcional Engenharia SA	12,844,388
302,684	Even Construtora e Incorporadora SA	1,132,197
1,207,100	Gafisa SA	2,241,762
912,132	General Shopping Brasil SA (a)	5,531,698
600,151	Iguatemi Empresa de Shopping Centers SA	13,185,911
1,653,500	JHSF Participacoes SA	5,187,383
37,900	LPS Brasil Consultoria de Imoveis SA	654,151
1,047,600	MRV Engenharia e Participacoes SA	6,094,947
640,400	Multiplan Empreendimentos Imobiliarios SA	15,118,433
3,040,610	PDG Realty SA Empreendimentos e Participacoes	7,178,210
699,568	Rossi Residencial SA	2,936,046
475,394	Sao Carlos Empreendimentos e Participacoes SA	7,915,959
303,227	Tecnisa SA	1,364,891

		131,496,925

Canada—0.0%*
320,000	Lakeview Hotel Real Estate Investment Trust (a)	90,702

Mexico—0.8%
2,000,000	Corp. GEO SAB de CV—Series B (a)	2,671,590

United States—3.1%
282,300	Sunrise Senior Living, Inc. (a)	1,772,844
519,696	Verde Realty Corp. (a)(b)(c)(d)	8,159,227

		9,932,071

	Total North & South America (Cost $134,262,074)	144,191,288

	Total Common Stocks (Cost $394,084,166)	328,690,674

Shares	Security Description	Value

Equity-Linked Structured Notes—1.5%
Asia—1.5%
India—1.5%
1,190,000	Phoenix Mills, Ltd.— Merrill Lynch & Co., Inc.	$4,735,161

	Total Asia (Cost $3,920,217)	4,735,161

	Total Equity-Linked Structured Notes (Cost $3,920,217)	4,735,161

Investment Companies—0.8%
Asia—0.6%
India—0.6%
7,497,900	Trinity Capital PLC (a)	1,962,145

	Total Asia (Cost $12,613,773)	1,962,145

Europe—0.2%
Turkey—0.2%
920,000	The Ottoman Fund, Ltd. (a)	582,296

	Total Europe (Cost $1,507,548)	582,296

	Total Investment Companies (Cost $14,121,321)	2,544,441

Warrants—0.1%
Asia—0.1%
Thailand—0.1%
2,569,584	Minor International PCL (a) Expiration: October, 2013 Exercise Price: THB 13.000	247,349

	Total Asia (Cost $0)	247,349

	Total Warrants (Cost $0)	247,349

	Total Investments (Cost $412,125,704)—105.3% (f)	336,217,625
	Liabilities in Excess of Other Assets—(5.3)%	(16,976,009)

	TOTAL NET ASSETS 100.0%	$319,241,616

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2012 (Unaudited)

Percentages are stated as a percent of net assets.

* Less than 0.05% of Net Assets.

(a) Non-income producing security.

(b) Illiquid security.

(c) Private placement.

(d) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 7.6% of the Fund’s net assets.

(e) Affiliated issuer. See Note 6 in the Notes to Financial Statements.

(f) Includes securities pledged as collateral for line of credit outstanding on April 30, 2012.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS—Anonim Sirketi is the Turkish term for joint stock company.

AAllmennaksjeselskap is the Norwegian term for a public limited company.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL—Public Company Limited.

PLC—Public Limited Company.

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

THB—Thailand Baht.

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—96.6%
Apartments—16.4%
12,000	Associated Estates Realty Corp.	$203,160
25,625	AvalonBay Communities, Inc.	3,725,875
34,900	BRE Properties, Inc.	1,832,250
10,000	Camden Property Trust	676,700
68,360	Equity Residential	4,200,038
23,665	Essex Property Trust, Inc.	3,738,360
50,200	Home Properties, Inc.	3,064,710
31,400	UDR, Inc.	826,762

		18,267,855

Diversified—5.4%
26,114	American Assets Trust, Inc.	613,940
88,700	Crombie Real Estate Investment Trust	1,275,032
48,617	Vornado Realty Trust	4,173,283

		6,062,255

Health Care—13.3%
78,772	HCP, Inc.	3,265,099
44,546	Health Care REIT, Inc.	2,523,976
90,047	Omega Healthcare Investors, Inc.	1,927,906
126,200	Sabra Health Care REIT, Inc.	2,112,588
29,000	Senior Housing Properties Trust	640,320
74,212	Ventas, Inc.	4,362,924

		14,832,813

Lodging—2.4%
37,942	Chatham Lodging Trust	493,246
20,303	Chesapeake Lodging Trust	367,484
65,000	Host Hotels & Resorts, Inc.	1,081,600
12,000	LaSalle Hotel Properties	352,920
15,000	Pebblebrook Hotel Trust	361,200

		2,656,450

Manufactured Homes—0.8%
12,850	Equity Lifestyle Properties, Inc.	898,729

Mortgage & Finance—2.1%
79,232	Apollo Commercial Real Estate Finance, Inc.	1,278,012
50,000	Starwood Property Trust, Inc.	1,043,500

		2,321,512

Net Lease—0.9%
22,112	Entertainment Properties Trust	1,061,155

Office-Industrial Buildings—32.4%
51,528	Alexandria Real Estate Equities, Inc.	3,860,478
61,111	Boston Properties, Inc.	6,615,266
37,671	Coresite Realty Corp.	938,385
23,153	Corporate Office Properties Trust	545,253
52,600	Digital Realty Trust, Inc.	3,949,734
139,509	Douglas Emmett, Inc.	3,242,189
40,352	DuPont Fabros Technology, Inc. (a)	1,095,557
54,473	Kilroy Realty Corp.	2,584,744
32,208	Liberty Property Trust	1,173,982
23,508	Mack—Cali Realty Corp.	675,150
38,581	Mission West Properties, Inc.	338,741
393,165	MPG Office Trust, Inc. (a)	829,578
104,700	ProLogis, Inc.	3,746,166
50,551	SL Green Realty Corp.	4,167,424

Shares	Security Description	Value

Real Estate Investment Trusts—continued
Office-Industrial Buildings—continued
51,271	STAG Industrial, Inc.	$713,692
20,000	Terreno Realty Corp.	286,000
86,364	Verde Realty Corp. (a)(b)(c)(d)	1,355,915

		36,118,254

Retail Centers—19.0%
205,211	CBL & Associates Properties, Inc.	3,823,081
12,100	Federal Realty Investment Trust	1,217,986
60,000	General Growth Properties, Inc.	1,068,000
50,000	Kimco Realty Corp.	970,500
55,795	Simon Property Group, Inc.	8,681,702
24,706	Taubman Centers, Inc.	1,906,809
56,428	The Macerich Co.	3,474,272

		21,142,350

Storage—3.9%
30,765	Public Storage	4,407,394

	Total Real Estate Investment Trusts (Cost $73,695,799)	107,768,767

Common Stocks—2.0%
Lodging—1.1%
20,000	Starwood Hotels & Resorts Worldwide, Inc.	1,184,000

Office-Industrial Buildings—0.9%
57,000	Brookfield Office Properties, Inc.	1,035,120

	Total Common Stocks (Cost $1,645,471)	2,219,120

Preferred Stocks—6.3%
Diversified—0.5%
20,000	Winthrop Realty Trust— Series D, 9.250%	513,000

Lodging—1.0%
14,800	LaSalle Hotel Properties— Series G, 7.250%	371,184
30,300	Sunstone Hotel Investors, Inc.— Series A, 8.000%
		745,380

		1,116,564

Net Lease—2.7%
19,630	CapLease, Inc.—Series A, 8.125%	490,750
97,865	Entertainment Properties Trust— Series D, 7.375%	2,468,155

		2,958,905

Office-Industrial Buildings—0.9%
41,360	SL Green Realty Corp.— Series D, 7.875%	1,060,057

Retail Centers—1.2%
55,198	CBL & Associates Properties, Inc.— Series D, 7.375%	1,392,646

	Total Preferred Stocks (Cost $4,361,825)	7,041,172

	Total Investments (Cost $79,703,095)—104.9% (e)	117,029,059
	Liabilities in Excess of Other Assets—(4.9)%	(5,503,104)

	TOTAL NET ASSETS 100.0%	$111,525,955

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
April 30, 2012 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Private placement.

(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 1.2% of the Fund’s net assets.

(e)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2012.

REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Common Stocks—100.6%
Asia—20.8%
China—3.8%
500,000	Evergrande Real Estate Group, Ltd.	$289,355
2,500,000	Franshion Properties China, Ltd.	692,775
200,000	Guangzhou R&F Properties Co., Ltd.	267,057
500,000	Hopson Development Holdings, Ltd.	301,599
1,000,000	Kaisa Group Holdings, Ltd. (a)	211,377
500,000	Poly Hong Kong Investments, Ltd.	262,932

		2,025,095

Hong Kong—0.7%
29,420	Sun Hung Kai Properties, Ltd.	355,301

India—0.6%
620,000	Unitech Corporate Parks PLC (a)	321,983

Indonesia—2.2%
36,204,016	PT Bakrieland Development TBK (a)	460,897
3,500,000	PT Ciputra Development TBK	289,429
4,513,514	PT Lippo Karawaci TBK	407,618

		1,157,944

Japan—2.0%
60,000	Hulic Co., Ltd.	691,383
1,000	Kenedix, Inc. (a)	181,488
10,000	Nomura Real Estate Holdings, Inc.	176,227

		1,049,098

Philippines—3.4%
5,000,000	Megaworld Corp.	256,987
3,751,363	Robinsons Land Corp.	1,538,930

		1,795,917

Singapore—1.7%
200,000	CapitaMalls Asia, Ltd.	248,889
250,000	Global Logistic Properties, Ltd. (a)	416,161
100,000	Keppel Land, Ltd.	256,162

		921,212

Thailand—6.4%
300,000	Central Pattana PCL	490,244
2,200,000	LPN Development PCL—NVDR	1,237,724
1,100,000	Minor International PCL	504,390
1,400,000	Supalai PCL	746,667
1,000,000	Ticon Industrial Connection PCL	422,764

		3,401,789

	Total Asia (Cost $8,500,456)	11,028,339

Europe—14.9%
France—2.2%
67,000	Affine SA	1,160,038

Germany—4.9%
39,904	DIC Asset AG	371,595
100,000	Patrizia Immobilien AG (a)	647,687
159,090	TAG Immobilien AG (a)	1,579,406

		2,598,688

Norway—0.1%
38,720	BWG Homes ASA	78,821

Poland—0.4%
40,000	Atrium European Real Estate, Ltd.	194,848

Shares	Security Description	Value

Common Stocks—continued
Russia—1.5%
800,000	Raven Russia, Ltd.	$808,204

United Kingdom—5.8%
778,923	LXB Retail Properties PLC (a)	1,501,135
964,231	Quintain Estates & Development PLC (a)	598,555
341,253	Songbird Estates PLC (a)	647,969
100,014	Unite Group PLC	316,916

		3,064,575

	Total Europe (Cost $7,598,973)	7,905,174

Middle East/Africa—0.6%
Egypt—0.6%
81,405	Six of October Development & Investment Co.	214,378
153,251	Talaat Moustafa Group (a)	105,712

		320,090

	Total Middle East/Africa (Cost $550,617)	320,090

North & South America—64.3%
Brazil—24.6%
98,241	BHG SA—Brazil Hospitality Group (a)	1,189,519
109,796	BR Malls Participacoes SA	1,363,990
95,538	BR Properties SA	1,185,360
7,500	Cyrela Commercial Properties SA Empreendimentos e Participacoes—ADR	332,577
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes—ADR (b)	665,154
230,654	Direcional Engenharia SA	1,183,430
100,526	Even Construtora e Incorporadora SA	376,020
180,100	Gafisa SA	334,472
40,000	General Shopping Brasil SA (a)	242,583
72,140	Iguatemi Empresa de Shopping Centers SA	1,584,987
150,000	JHSF Participacoes SA	470,582
28,000	LPS Brasil Consultoria de Imoveis SA	483,278
88,290	Multiplan Empreendimentos Imobiliarios SA	2,084,332
310,000	PDG Realty SA Empreendimentos e Participacoes	731,842
140,000	Rossi Residencial SA	587,572
54,181	Tecnisa SA	243,881

		13,059,579

Canada—1.1%
49,146	Brookfield Residential Properties, Inc. (a)	571,077

Mexico—0.7%
254,825	Corp. GEO SAB de CV—Series B (a)	340,394

United States—37.9%
30,000	Altisource Portfolio Solutions SA (a)	1,794,900
17,493	American Capital Agency Corp.	546,481
20,000	American Capital Mortgage Investment Corp.	454,600

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
United States—continued
19,852	Apollo Commercial Real Estate Finance, Inc.	$320,213
50,000	Brookdale Senior Living, Inc. (a)	950,500
40,491	Brookfield Office Properties, Inc.	735,316
45,000	CBRE Group, Inc.—Class A (a)	846,450
25,125	Chatham Lodging Trust	326,625
84,228	DiamondRock Hospitality Co.	895,344
40,000	Excel Trust, Inc.	479,600
89,053	General Growth Properties, Inc.	1,585,143
4,910	Hudson Pacific Properties, Inc.	77,725
5,000	Jones Lang LaSalle, Inc.	399,700
500	KB Home	4,340
25,000	Lennar Corp.—Class A	693,500
300	NVR, Inc. (a)	235,182
110,771	Ocwen Financial Corp. (a)	1,651,596
6,831	ProLogis, Inc.	244,413
100,000	PulteGroup, Inc. (a)	984,000
3,340	Rouse Properties, Inc.	44,890
1,923	Simon Property Group, Inc.	299,219
40,000	Starwood Property Trust, Inc.	834,800
40,000	Sunrise Senior Living, Inc. (a)	251,200
8,533	The Howard Hughes Corp. (a)	572,650
20,000	Toll Brothers, Inc. (a)	508,000
48,200	TravelCenters of America LLC (a)	303,660
87,912	Two Harbors Investment Corp.	919,559
143,940	Verde Realty Corp. (a)(c)(d)(e)	2,259,858
10,440	Vornado Realty Trust	896,170

		20,115,634

	Total North & South America (Cost $29,644,457)	34,086,684

	Total Common Stocks (Cost $46,294,503)	53,340,287

Shares	Security Description	Value

Equity-Linked Structured Notes—1.7%
Asia—1.7%
India—0.9%
300,000	Peninsula Land, Ltd.— Macquarie Bank, Ltd. (a)	$179,886
50,000	Sobha Developers, Ltd.— Macquarie Bank, Ltd. (a)	311,432

		491,318

Vietnam—0.8%
301,875	HAGL JSC—GDR— Macquarie Bank, Ltd. (a)	412,932

	Total Asia (Cost $1,542,321)	904,250

	Total Equity-Linked Structured Notes (Cost $1,542,321)	904,250

Warrants—0.0%*
Asia—0.0%*
Thailand—0.0%*
100,000	Minor International PLC Expiration: May, 2013
	Exercise Price: THB 13.00 (a)	9,626

	Total Asia (Cost $0)	9,626

	Total Warrants (Cost $0)	9,626

	Total Investments (Cost $47,836,824)—102.3% (f)	54,254,163
	Liabilities in Excess of Other Assets—(2.3)%	(1,224,340)

	TOTAL NET ASSETS 100.0%	$53,029,823

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a)	Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.3% of the Fund’s net assets.

(c)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 4.3% of the Fund’s net assets.

(d)	Illiquid security.

(e)	Private placement.

(f)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2012.

ADR—American Depositary Receipt.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR—Global Depositary Receipt.

JSC—Joint Stock Company.

NVDR—Non-Voting Depositary Receipts.

PCL—Public Company Limited.

PLC—Public Limited Company.

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

THB—Thailand Baht.

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Common Stocks—93.6%
Asia—49.7%
China—13.4%
100,000	C C Land Holdings, Ltd.	$21,396
74,000	China Overseas Grand Oceans Group, Ltd.	99,574
27,000	China Overseas Land & Investment, Ltd.	58,603
31,000	China Resources Land, Ltd.	59,693
70,000	China State Construction International Holdings, Ltd.	64,689
150,000	Evergrande Real Estate Group, Ltd.	86,806
26,000	Franshion Properties China, Ltd.	7,205
27,000	Guangzhou R&F Properties Co., Ltd.	36,053
125,000	Kaisa Group Holdings, Ltd. (a)	26,422
20,000	KWG Property Holding, Ltd.	13,224
82,000	Poly Hong Kong Investments, Ltd. (a)	43,121
58,500	Soho China, Ltd.	45,466

		562,252

Hong Kong—3.2%
3,000	Cheung Kong Holdings, Ltd.	39,981
11,000	Mandarin Oriental International, Ltd.	17,490
3,500	Sun Hung Kai Properties, Ltd.	42,269
6,000	Wharf Holdings, Ltd.	35,805

		135,545

India—0.8%
65,000	Unitech Corporate Parks PLC (a)	33,756

Indonesia—11.5%
52,000	First Real Estate Investment Trust	37,608
149,000	Lippo Malls Indonesia Retail Trust	49,366
330,000	PT Agung Podomoro Land TBK (a)	13,465
1,700,000	PT Alam Sutera Realty TBK	110,984
1,006,945	PT Bakrieland Development TBK (a)	12,819
524,659	PT Bumi Serpong Damai TBK	81,635
400,000	PT Ciputra Development TBK	33,078
100,000	PT Ciputra Property TBK	8,596
170,000	PT Ciputra Surya TBK	38,844
450,000	PT Lippo Karawaci TBK	40,640
300,000	PT Summarecon Agung TBK	56,471

		483,506

Malaysia—1.6%
50,000	Aseana Properties, Ltd.	21,937
23,000	IJM Land BHD	16,798
40,000	UEM Land Holdings BHD (a)	26,570

		65,305

Philippines—6.4%
140,000	Ayala Land, Inc.	71,128
700,000	Megaworld Corp.	35,978
145,136	Robinsons Land Corp.	59,540
93,356	SM Development Corp.	15,500
225,000	SM Prime Holdings, Inc.	88,998

		271,144

Singapore—1.0%
26,500	Global Logistic Properties, Ltd. (a)	44,113

Shares	Security Description	Value

Common Stocks—continued
Thailand—11.8%
120,000	Amata Corp. PCL	$69,854
205,000	Asian Property Development PCL	45,667
45,000	Central Pattana PCL	73,536
170,000	LPN Development PCL—NVDR	95,642
204,500	Minor International PCL	93,771
180,000	Supalai PCL	96,000
50,000	Ticon Industrial Connection PCL	21,138

		495,608

	Total Asia (Cost $1,605,262)	2,091,229

Europe—6.3%
Russia—4.3%
11,500	Etalon Group, Ltd.—GDR (a)(b)	76,245
6,074	Mirland Development Corp. PLC (a)	15,562
65,000	Raven Russia, Ltd.	65,667
11,000	RGI International, Ltd. (a)	22,000

		179,474

Turkey—2.0%
47,000	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	61,819
30,000	Sinpas Gayrimenkul Yatirim Ortakligi AS	21,352

		83,171

	Total Europe (Cost $220,946)	262,645

Middle East/Africa—0.5%
UAE—0.5%
25,000	Emaar Properties PJSC	22,257

	Total Middle East/Africa (Cost $20,735)	22,257

North & South America—37.1%
Argentina—1.0%
3,100	TGLT SA—ADR (a)	40,203

Brazil—34.4%
4,500	Aliansce Shopping Centers SA	42,541
3,762	BHG SA—Brazil Hospitality Group (a)	45,551
17,049	BR Malls Participacoes SA	211,799
10,056	BR Properties SA	124,767
10,500	Brasil Brokers Participacoes SA	35,915
3,791	Cyrela Commercial Properties SA Empreendimentos e Participacoes	41,765
19,124	Direcional Engenharia SA	98,121
16,895	Even Construtora e Incorporadora SA	63,196
8,000	Ez Tec Empreendimentos e Participacoes SA	88,346
14,838	General Shopping Brasil SA (a)	89,986
6,000	Helbor Empreendimentos SA	29,683
1,000	Iguatemi Empresa de Shopping Centers SA	21,971
35,000	JHSF Participacoes SA	109,803
2,250	LPS Brasil Consultoria de Imoveis SA	38,835
18,050	MRV Engenharia e Participacoes SA	105,015
2,000	Multiplan Empreendimentos Imobiliarios SA	47,216

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Brazil—continued
81,754	PDG Realty SA Empreendimentos e Participacoes	$193,003
6,677	Rossi Residencial SA	28,023
894	Sao Carlos Empreendimentos e Participacoes SA	14,886
3,500	Tecnisa SA	15,754

		1,446,176

Chile—0.8%
12,000	Parque Arauco SA	23,315
20,000	Socovesa SA	10,060

		33,375

Mexico—0.9%
30,000	Corp. GEO SAB de CV— Series B (a)	40,074

	Total North & South America (Cost $1,591,876)	1,559,828

	Total Common Stocks (Cost $3,438,819)	3,935,959

Equity-Linked Structured Notes—5.2%
Asia—5.2%
India—3.8%
10,000	Anant Raj Industries, Ltd.— Macquarie Bank, Ltd.	11,091
8,667	DLF, Ltd.—Macquarie Bank, Ltd.	30,820
25,000	Peninsula Land, Ltd.— Macquarie Bank, Ltd.	14,990
12,310	Phoenix Mills, Ltd.— Macquarie Bank, Ltd.	48,983
5,000	Phoenix Mills, Ltd.— Merrill Lynch & Co., Inc.	19,896
15,500	Prestige Estates Projects, Ltd.— Macqarie Bank, Ltd.	32,353

		158,133

Shares	Security Description	Value

Equity-Linked Structured Notes—continued
Vietnam—1.4%
43,125	HAGL JSC—GDR— Macquarie Bank, Ltd. (a)	$58,990

	Total Asia (Cost $253,055)	217,123

	Total Equity-Linked Structured Notes (Cost $253,055)	217,123

Investment Companies—0.1%
10,000	Vinaland, Ltd. (a)	5,638

	Total Investment Companies (Cost $4,857)	5,638

Warrants—0.0%*
Asia—0.0%*
Thailand—0.0%*
14,000	The Erawan Group PCL (a) Expiration: December, 2013 Exercise Price: THB 2.80	278
7,500	Minor International PCL (a) Expiration: May, 2013 Exercise Price: THB 13.00	722

		1,000

	Total Asia (Cost $0)	1,000

	Total Warrants (Cost $0)	1,000

	Total Investments (Cost $3,696,731)—98.9% (c)	4,159,720
	Other Assets in Excess of Liabilities—1.1%	45,307

	TOTAL NET ASSETS 100.0%	$4,205,027

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a)	Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.8% of the Fund’s net assets.

(c)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2012.

ADR—American Depositary Receipt.

AS—Anonim Sirketi is the Turkish term for joint stock company.

BHD—Malaysian equivalent to incorporated.

GDR—Global Depositary Receipt.

JSC—Joint Stock Company.

NVDR—Non-Voting Depositary Receipts.

PCL—Public Company Limited.

PJSC—Public Joint Stock Company.

PLC—Public Limited Company.

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

THB—Thailand Baht.

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Common Stocks—93.1%
Asia—15.1%
China—9.3%
1,050,000	Anhui Expressway Co.—Class H (a)	$596,818
35,000	China Mobile, Ltd.	387,954
350,000	China Railway Construction Corp., Ltd.—Class H	279,237
460,400	China State Construction International Holdings, Ltd.	425,469
440,000	COSCO Pacific, Ltd.	640,833
1,200,000	Guangshen Railway Co., Ltd.— Class H (a)	445,438
150,000	NWS Holdings, Ltd.	226,586
2,591,000	Tianjin Port Development Holdings, Ltd.	350,647
1,050,000	Yuexiu Transport Infrastructure, Ltd.	507,498
125,890	ZTE Corp.—Class H (a)	305,369

		4,165,849

Indonesia—2.3%
17,500,000	PT Bakrieland Development TBK (a)	222,785
1,470,000	PT Citra Marga Nusaphala Persada TBK	351,885
800,000	PT Jasa Marga TBK	465,698

		1,040,368

Japan—1.3%
9,500	East Japan Railway Co.	592,560

Philippines—2.2%
320,000	International Container Terminal Services, Inc.	515,395
800,000	Manila Water Co., Inc.	468,025

		983,420

	Total Asia (Cost $6,371,867)	6,782,197

Europe—29.0%
Austria—0.8%
4,000	Kapsch TrafficCom AG	357,399

France—6.6%
5,200	Aeroports de Paris	437,499
29,000	France Telecom SA	396,733
23,000	SES SA	550,752
31,000	Suez Environnement Co.	437,225
16,000	Veolia Environnement SA	234,348
19,500	Vinci SA	903,425

		2,959,982

Germany—6.3%
27,500	Deutsche Telekom AG	310,034
7,500	Fraport AG Frankfurt Airport Services Worldwide	487,353
16,500	Hamburger Hafen und Logistik AG	547,119
10,500	HeidelbergCement AG	577,289
6,000	Hochtief AG	351,760
9,000	Kabel Deutschland Holding AG (a)	567,073

		2,840,628

Italy—1.7%
31,000	Atlantia SpA	469,847
60,000	Snam Rete Gas SpA	285,443

		755,290

Shares	Security Description	Value

Common Stocks—continued
Netherlands—2.8%
14,500	Koninklijke Vopak NV	$934,635
10,000	Ziggo NV (a)	314,511

		1,249,146

Spain—2.8%
57,500	Abertis Infraestructuras SA	889,758
20,000	Enagas SA	351,443

		1,241,201

Sweden—1.2%
79,422	TeliaSonera AB	530,914

Turkey—1.1%
95,000	TAV Havalimanlari Holding (a)	499,815

United Kingdom—5.7%
100,000	Centrica PLC	498,068
85,000	Ferrovial SA	946,472
57,500	National Grid PLC	621,023
185,000	Vodafone Group PLC	511,903

		2,577,466

	Total Europe (Cost $12,986,943)	13,011,841

North & South America—49.0%
Brazil—9.9%
125,000	All America Latina Logistica SA	569,210
112,500	CCR SA	873,489
8,000	Cia de Saneamento Basico do Estado de Sao Paulo—ADR	633,280
72,500	EcoRodovias Infraestrutura e Logistica SA	604,753
60,000	EDP — Energias do Brasil SA	419,589
45,000	Mills Estruturas e Servicos de Engenharia SA	585,237
20,000	Santos Brasil Participacoes SA	348,346
27,000	Tegma Gestao Logistica SA	410,776

		4,444,680

Canada—2.6%
7,000	Canadian National Railway Co.	597,358
14,000	Enbridge, Inc.	586,587

		1,183,945

Chile—0.8%
130,000	E.CL SA	347,739

Colombia—1.2%
5,000	Millicom International Cellular SA—SDR	531,147

Mexico—3.8%
130,000	Empresas ICA SAB de CV— ADR (a)	939,900
500,000	OHL Mexico SAB de CV (a)	790,729

		1,730,629

Peru—0.5%
20,000	Cementos Pacasmayo SAA— ADR (a)	243,200

United States—30.2%
13,500	American Tower Corp.—Class A	885,330
13,000	American Water Works Co., Inc.	445,120
17,000	AT&T, Inc.	559,470
15,000	Atmos Energy Corp.	488,700
39,000	Calpine Corp. (a)	731,250
29,000	Cisco Systems, Inc.	584,350

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
United States—continued
21,000	Comcast Corp.—Class A	$636,930
21,000	DISH Network Corp.	671,370
11,000	El Paso Pipeline Partners LP	372,570
145,000	EnergySolutions, Inc. (a)	610,450
7,500	ITC Holdings Corp.	580,950
15,000	Itron, Inc. (a)	612,000
33,000	MasTec, Inc. (a)	573,870
14,000	Northeast Utilities	514,780
5,800	NuStar Energy LP	318,942
38,000	Progressive Waste Solutions, Ltd.	823,080
29,000	RailAmerica, Inc. (a)	672,220
43,000	The Geo Group, Inc. (a)	890,530
115,000	TravelCenters of America LLC (a)	724,500
16,500	UGI Corp.	481,470
2,500	Union Pacific Corp.	281,100
15,000	World Fuel Services Corp.	660,900
16,500	Xcel Energy, Inc.	446,490

		13,566,372

	Total North & South America (Cost $19,717,427)	22,047,712

	Total Common Stocks (Cost $39,076,237)	41,841,750

Shares	Security Description	Value

Equity-Linked Structured Notes—1.0%
Asia—1.0%
India—1.0%
550,000	NHPC, Ltd.— Macquarie Bank, Ltd. (a)	$197,770
120,000	Power Grid Corp. of India, Ltd.— Macquarie Bank, Ltd. (a)	254,801

		452,571

	Total Asia (Cost $536,588)	452,571

	Total Equity-Linked Structured Notes (Cost $536,588)	452,571

Principal Amount

Short-Term Investments—5.3%
$2,401,000	State Street Eurodollar Time Deposit, 0.01%	2,401,000

	Total Short-Term Investments (Cost $2,401,000)	2,401,000

	Total Investments (Cost $42,013,825)—99.4% (b)	44,695,321
	Other Assets in Excess of Liabilities—0.6%	263,185

	TOTAL NET ASSETS 100.0%	$44,958,506

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2012.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

ADR—American Depositary Receipt.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company.

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAA—Open Corporations (Sociedades Anonimas Abiertas).

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

SDR—Swedish Depositary Receipt.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Consumer Growth Fund

Schedule of Portfolio Investments
April 30, 2012 (Unaudited)

Shares	Security Description	Value

Common Stocks—93.5%
Asia—18.0%
China—10.8%
240	Baidu, Inc.—ADR (a)	$31,848
20,000	Daphne International Holdings, Ltd.	28,562
16,000	Dongfeng Motor Group Co., Ltd.	31,593
11,000	Golden Eagle Retail Group, Ltd.	29,064
14,800	Lianhua Supermarket Holdings Co., Ltd.	15,470
38,000	Springland International Holdings, Ltd.	28,113
1,200	Tencent Holdings, Ltd.	37,739
22,000	Want Want China Holdings, Ltd.	27,108
46,000	XTEP International Holdings	20,810

		250,307

Hong Kong—3.1%
56,000	Hengdeli Holdings, Ltd.	22,447
12,000	Li & Fung, Ltd.	25,675
250,000	REXLot Holdings, Ltd.	22,555

		70,677

Indonesia—1.1%
40,000	PT Indofood CBP Sukses Makmur TBK	24,591

Philippines—1.4%
80,000	SM Prime Holdings, Inc.	31,644

South Korea—1.6%
500	Kia Motors Corp.	36,898

	Total Asia (Cost $394,138)	414,117

Europe—22.3%
Belgium—3.0%
950	Anheuser-Busch InBev NV—ADR	68,989

France—1.5%
1,500	SES SA	35,919

Germany—5.2%
450	Adidas AG	37,527
360	Bayerische Motoren Werke AG	34,220
750	Kabel Deutschland Holding AG (a)	47,256

		119,003

Italy—1.0%
1,550	Yoox SpA (a)	22,159

Netherlands—2.5%
450	Heineken NV	24,610
1,000	Unilever NV	34,244

		58,854

Russia—0.9%
825	X5 Retail Group NV—GDR (a)(b)	20,856

Spain—0.6%
150	Inditex SA	13,492

Sweden—0.4%
250	Hennes & Mauritz AB—Class B	8,588

Switzerland—5.7%
250	Dufry Group (a)	33,906
1,050	Nestle SA	64,320
75	The Swatch Group AG	34,589

		132,815

United Kingdom—1.5%
26,000	Debenhams PLC	34,853

	Total Europe (Cost $468,169)	515,528

Shares	Security Description	Value

Common Stocks—continued
North & South America—53.2%
Brazil—9.4%
2,200	BR Malls Participacoes SA	$27,330
375	Cia Brasileira de Distribuicao Grupo Pao de Acucar—ADR	17,636
1,200	Cia Hering	29,777
2,200	Estacio Participacoes SA	27,469
2,600	Hypermarcas SA	16,682
3,400	Magazine Luiza SA (a)	20,299
2,050	Marisa Lojas SA	24,252
1,500	Multiplus SA	32,500
900	Natura Cosmeticos SA	20,657

		216,602

Mexico—2.0%
9,000	Grupo Comercial Chedraui SA de CV	23,409
1,000	Grupo Televisa SA—ADR	21,970

		45,379

United States—41.8%
575	Abercrombie & Fitch Co.—Class A	28,848
100	Amazon.com, Inc. (a)	23,190
110	Apple, Inc. (a)	64,266
600	Carnival Corp.	19,494
1,001	CBS Corp.—Class B	33,383
550	Coach, Inc.	40,238
300	Colgate—Palmolive Co.	29,682
1,750	Comcast Corp.—Class A	53,077
550	Dick’s Sporting Goods, Inc.	27,830
1,050	Digital Generation, Inc. (a)	9,744
1,600	Ford Motor Co.	18,048
549	Francesca’s Holdings Corp. (a)	17,211
60	Google, Inc.—Class A (a)	36,314
825	Guess?, Inc.	24,156
775	Hasbro, Inc.	28,474
1,150	Lumber Liquidators Holdings, Inc. (a)	33,270
500	McDonald’s Corp.	48,725
320	MercadoLibre, Inc.	30,957
450	NIKE, Inc.—Class B	50,342
750	PepsiCo, Inc.	49,500
975	Rue21, Inc. (a)	29,591
550	Target Corp.	31,867
450	The Procter & Gamble Co.	28,638
400	VF Corp.	60,820
425	Visa, Inc.—Class A	52,266
800	Yum! Brands, Inc.	58,184
2,800	Zagg, Inc. (a)	36,484

		964,599

	Total North & South America (Cost $1,096,101)	1,226,580

	Total Common Stocks (Cost $1,958,408)	2,156,225

	Total Investments (Cost $1,958,408)—93.5%	2,156,225
	Other Assets in Excess of Liabilities—6.5%	149,367

	TOTAL NET ASSETS 100.0%	$2,305,592

The accompanying notes are an integral part of these financial statements.

Alpine Global Consumer Growth Fund

Schedule of Portfolio Investments—Continued
April 30, 2012 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.9% of the Fund’s net assets.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

ADR—American Depositary Receipt.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

GDR—Global Depositary Receipt.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company.

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2012 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

ASSETS:
Investments, at value
Unaffiliated issuers (Cost—$391,481,287, $79,703,095 and $47,836,824)	$330,392,271	$117,029,059	$54,254,163
Affiliated issuers (Cost—$20,644,417, $— and $—)	5,825,354	—	—
Foreign currencies, at value (Cost—$750,144, $— and $118,038)	750,057	—	117,950
Dividends and interest receivable	2,582,759	72,579	150,754
Receivable from investment securities sold	1,560,690	735,453	850,675
Receivable from capital shares issued	161,737	205,583	118,934
Prepaid expenses and other assets	39,423	7,888	4,686

Total assets	341,312,291	118,050,562	55,497,162

LIABILITIES:
Payable for capital shares redeemed	396,361	47,497	331,532
Payable for investment securities purchased	—	40,315	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	264,757	88,546	43,491
Line of credit (Note 2)	21,150,061	6,308,032	2,043,808
Distribution fees (Note 5)	96	89	—
Other	259,400	40,128	48,508

Total liabilities	22,070,675	6,524,607	2,467,339

Net Assets	$319,241,616	$111,525,955	$53,029,823

Net assets represented by:
Capital stock	$1,484,153,738	$85,077,380	$106,087,920
Accumulated net investment income (loss)	(7,630,758)	(31,681)	(40,879)
Accumulated net realized losses from investments and foreign currency transactions	(1,081,307,606)	(10,845,686)	(59,430,830)
Net unrealized appreciation (depreciation) on:
Investments	(75,908,079)	37,325,964	6,417,339
Foreign currency translations	(65,679)	(22)	(3,727)

Total Net Assets	$319,241,616	$111,525,955	$53,029,823

Net asset value
Class A Shares
Net assets	$117,749	$114,551	$—
Shares outstanding	5,580	6,473	—
Net asset value per share	$21.10	$17.70	$—
Maximum offering price per share (net asset value plus sales charge of 5.50%)	$22.33	$18.73	$—
Institutional Class Shares
Net assets	$319,123,867	$111,411,404	$53,029,823
Shares outstanding	15,112,689	6,293,980	2,598,021
Net asset value, offering price and redemption price per share*	$21.12	$17.70	$20.41

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2012 (Unaudited)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

ASSETS:
Investments, at value (Cost—$3,696,731, $42,013,825 and $1,958,408)	$4,159,720	$44,695,321	$2,156,225
Cash	—	841	87,670
Foreign currencies, at value (Cost—$12,276, $24,249 and $1,485)	12,263	24,232	1,485
Receivable from investment securities sold	108,612	236,350	—
Receivable from capital shares issued	27,000	159,438	23,050
Dividends and interest receivable	16,080	116,808	4,971
Unrealized appreciation on forward currency contracts	—	659	—
Due from Adviser	7,546	—	29,964
Prepaid expenses and other assets	2,027	5,554	6,047

Total assets	4,333,248	45,239,203	2,309,412

LIABILITIES:
Payable for investment securities purchased	88,178	238,670	—
Unrealized depreciation on forward currency contracts	—	1,416	—
Payable for capital shares redeemed	—	420	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	3,541	37,011	1,838
Line of credit (Note 2)	7,695	—	—
Distribution fees (Note 5)	98	94	92
Other	28,709	3,086	1,890

Total liabilities	128,221	280,697	3,820

Net Assets	$4,205,027	$44,958,506	$2,305,592

Net assets represented by:
Capital stock	$3,894,725	$43,068,634	$2,158,942
Accumulated net investment income (loss)	(62,636)	107,459	2,856
Accumulated net realized losses from investments and foreign currency transactions	(89,487)	(898,132)	(53,990)
Net unrealized appreciation (depreciation) on:
Investments	462,989	2,681,496	197,817
Foreign currency translations	(564)	(951)	(33)

Total Net Assets	$4,205,027	$44,958,506	$2,305,592

Net asset value:
Class A Shares
Net assets	$120,569	$277,168	$118,549
Shares outstanding	7,435	17,781	11,173
Net asset value per share	$16.22	$15.59	$10.61
Maximum offering price per share (net asset value plus sales charge of 5.50%)	$17.16	$16.50	$11.23
Institutional Class Shares
Net assets	$4,084,458	$44,681,338	$2,187,043
Shares outstanding	251,677	2,866,220	205,922
Net asset value, offering price and redemption price per share*	$16.23	$15.59	$10.62

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2012 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

INVESTMENT INCOME:
Interest income	$19,570	$42,282	$109,342
Dividends income	2,972,213	2,913,771	508,215
Less: Foreign taxes withheld	(151,758)	(8,475)	(11,966)

Total investment income	2,840,025	2,947,578	605,591

EXPENSES:
Investment advisory fee (Note 6)	1,615,485	515,251	249,030
Administration fee (Note 6)	34,617	10,988	4,975
Distribution fees — Class A (Note 5)	96	89	—
Transfer agent fees	148,104	44,518	31,813
Interest on line of credit expense (Note 2)	142,496	43,231	2,953
Fund accounting and custody fees	122,307	4,374	14,187
Printing and mailing fees	96,715	22,938	16,942
Legal fees	40,592	12,398	19,535
Audit and tax fees	40,306	10,227	6,381
Trustee fees	18,694	5,098	2,491
Registration and filing fees	18,493	17,806	14,687
Other fees	40,909	4,633	5,292

Total expenses	2,318,814	691,551	368,286

Net investment income	521,211	2,256,027	237,305

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Securities transactions	(21,033,877)	4,498,627	216,495
Foreign currency transactions	487,605	(621)	2,869

Net realized gain (loss)	(20,546,272)	4,498,006	219,364

Change in net unrealized appreciation (depreciation) on:
Investments	36,966,700	9,224,919	5,779,102
Foreign currency translations	(92,076)	41	(4,252)

Net change in unrealized appreciation (depreciation)	36,874,624	9,224,960	5,774,850

Net gain on investments and foreign currency	16,328,352	13,722,966	5,994,214

Increase in net assets from operations	$16,849,563	$15,978,993	$6,231,519

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2012 (Unaudited)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

INVESTMENT INCOME:
Interest income	$15	$121	$4
Dividends income	32,512	1,192,393	17,689
Less: Foreign taxes withheld	(1,113)	(46,850)	(1,016)

Total investment income	31,414	1,145,664	16,677

EXPENSES:
Investment advisory fee (Note 6)	20,928	183,912	10,170
Administration fee (Note 6)	416	3,634	201
Distribution fees — Class A (Note 5)	97	95	92
Registration and filing fees	12,571	16,349	3,770
Fund accounting and custody fees	17,375	8,657	4,402
Audit and tax fees	8,708	5,626	1,155
Transfer agent fees	11,381	4,818	2,606
Legal fees	566	3,667	4,289
Printing and mailing fees	2,358	3,161	28,422
Trustee fees	268	1,463	91
Interest on line of credit expense (Note 2)	78	—	—
Other fees	1,134	3,661	889

Total expenses	75,880	235,043	56,087
Less: Fee waivers and/or expense reimbursements (Note 6)	(47,592)	—	(42,266)

Net expenses	28,288	235,043	13,821

Net investment income	3,126	910,621	2,856

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Securities transactions*	116,781	(241,260)	(8,314)
Foreign currency transactions	(2,619)	(5,930)	(174)

Net realized gain (loss)	114,162	(247,190)	(8,488)

Change in net unrealized appreciation (depreciation) on:
Investments	327,619	3,562,573	242,993
Foreign currency translations	309	2,637	(40)

Net change in unrealized appreciation (depreciation)	327,928	3,565,210	242,953

Net gain on investments and foreign currency	442,090	3,318,020	234,465

Increase in net assets from operations	$445,216	$4,228,641	$237,321

* Net of foreign capital gains taxes	$884	$10,106	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund

	Six Months Ended April 30, 2012	Year Ended October 31, 2011

	(Unaudited)
OPERATIONS:
Net investment income	$521,211	$9,706,575
Net realized gain (loss) on:
Securities transactions	(21,033,877)	(50,053,818)
Foreign currency transactions	487,605	(2,102,194)
Change in net unrealized appreciation (depreciation) on:
Investments	36,966,700	(46,002,633)
Foreign currency translations	(92,076)	29,909

Increase (Decrease) in net assets from operations	16,849,563	(88,422,161)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	(8,892,777)	(15,264,706)
From net realized gain on investments	—	—

Decrease in net assets from distributions to shareholders	(8,892,777)	(15,264,706)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	17,841,907	54,635,072
Dividends reinvested	7,845,139	13,263,510
Redemption fees	3,560	17,897
Cost of shares repurchased	(69,838,363)	(217,285,470)

Decrease in net assets from capital share transactions	(44,147,757)	(149,368,991)

Total decrease in net assets	(36,190,971)	(253,055,858)

NET ASSETS:
Beginning of period	355,432,587	608,488,445

End of period*	$319,241,616	$355,432,587

* Including accumulated/undistributed net investment income (loss) of:	$(7,630,758)	$740,808

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund

	Six Months Ended April 30, 2012	Year Ended October 31, 2011

	(Unaudited)
OPERATIONS:
Net investment income	$2,256,027	$3,344,712
Net realized gain (loss) on:
Securities transactions	4,498,627	8,048,128
Foreign currency transactions	(621)	2,249
Swap contracts	—	(2,858)
Change in net unrealized appreciation (depreciation) on:
Investments	9,224,919	(1,655,833)
Foreign currency translations	41	(5,082)

Increase in net assets from operations	15,978,993	9,731,316

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	(1,089)	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	(2,286,619)	(4,932,978)
From net realized gain on investments	—	—

Decrease in net assets from distributions to shareholders	(2,287,708)	(4,932,978)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	6,045,347	13,192,635
Dividends reinvested	2,075,402	4,499,252
Redemption fees	1,364	16,325
Cost of shares repurchased	(11,609,159)	(30,125,866)

Decrease in net assets from capital share transactions	(3,487,046)	(12,417,654)

Total increase (decrease) in net assets	10,204,239	(7,619,316)

NET ASSETS:
Beginning of period	101,321,716	108,941,032

End of period*	$111,525,955	$101,321,716

* Including accumulated/undistributed net investment loss of:	$(31,681)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Cyclical Advantage Property Fund

	Six Months Ended April 30, 2012	Year Ended October 31, 2011

	(Unaudited)
OPERATIONS:
Net investment income	$237,305	$215,210
Net realized gain on:
Securities transactions	216,495	419,803
Foreign currency transactions	2,869	22,772
Change in net unrealized appreciation (depreciation) on:
Investments	5,779,102	(6,127,324)
Foreign currency translations	(4,252)	(11,196)

Increase (Decrease) in net assets from operations	6,231,519	(5,480,735)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(251,458)	(265,892)
From net realized gain on investments	—	—

Decrease in net assets from distributions to shareholders	(251,458)	(265,892)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	933,316	1,267,115
Dividends reinvested	244,257	256,450
Redemption fees	229	109
Cost of shares repurchased	(3,217,635)	(8,731,566)

Decrease in net assets from capital share transactions	(2,039,833)	(7,207,892)

Total increase (decrease) in net assets	3,940,228	(12,954,519)

NET ASSETS:
Beginning of period	49,089,595	62,044,114

End of period*	$53,029,823	$49,089,595

* Including accumulated/undistributed net investment loss of:	$(40,879)	$(26,726)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund

	Six Months Ended April 30, 2012	Year Ended October 31, 2011

	(Unaudited)
OPERATIONS:
Net investment income	$3,126	$24,617
Net realized gain (loss) on:
Securities transactions	116,781	(173,308)
Foreign currency transactions	(2,619)	(5,340)
Change in net unrealized appreciation (depreciation) on:
Investments	327,619	(815,864)
Foreign currency translations	309	(2,583)

Increase (Decrease) in net assets from operations	445,216	(972,478)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	—	(15,201)
From net realized gain on investments	—	(250,000)

Decrease in net assets from distributions to shareholders	—	(265,201)

CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net proceeds from shares sold	401,083	3,315,249
Dividends reinvested	—	256,293
Redemption fees	497	569
Cost of shares repurchased	(930,648)	(1,314,069)

Increase (Decrease) in net assets from capital share transactions	(529,068)	2,258,042

Total increase (decrease) in net assets	(83,852)	1,020,363

NET ASSETS:
Beginning of period	4,288,879	3,268,516

End of period*	$4,205,027	$4,288,879

* Including accumulated/undistributed net investment loss of:	$(62,636)	$(65,762)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund

	Six Months Ended April 30, 2012	Year Ended October 31, 2011

	(Unaudited)
OPERATIONS:
Net investment income	$910,621	$474,566
Net realized loss on:
Securities transactions	(241,260)	(712,139)
Foreign currency transactions	(5,930)	(10,847)
Change in net unrealized appreciation (depreciation) on:
Investments	3,562,573	(1,447,571)
Foreign currency translations	2,637	(3,679)

Increase (Decrease) in net assets from operations	4,228,641	(1,699,670)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	(1,085)	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	(799,115)	(460,750)
From net realized gain on investments	—	(75,954)
From tax return of capital	—	(8,682)

Decrease in net assets from distributions to shareholders	(800,200)	(545,386)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	13,235,636	33,763,890
Dividends reinvested	605,614	498,618
Redemption fees	1,268	1,381
Cost of shares repurchased	(1,340,853)	(5,235,409)

Increase in net assets from capital share transactions	12,501,665	29,028,480

Total increase in net assets	15,930,106	26,783,424

NET ASSETS:
Beginning of period	29,028,400	2,244,976

End of period*	$44,958,506	$29,028,400

* Including accumulated/undistributed net investment income (loss) of:	$107,459	$(2,962)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Consumer Growth Fund

	Six Months Ended April 30, 2012	Period Ended October 31, 2011 (1)

	(Unaudited)
OPERATIONS:
Net investment income	$2,856	$9,005
Net realized loss on:
Securities transactions	(8,314)	(46,230)
Foreign currency transactions	(174)	(415)
Change in net unrealized appreciation (depreciation) on:
Investments	242,993	(45,176)
Foreign currency translations	(40)	7

Increase (Decrease) in net assets from operations	237,321	(82,809)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	(7,862)	—
From net realized gain on investments	—	—

Decrease in net assets from distributions to shareholders	(7,862)	—

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	123,600	2,027,480
Dividends reinvested	7,862	—

Increase in net assets from capital share transactions	131,462	2,027,480

Total increase in net assets	360,921	1,944,671

NET ASSETS:
Beginning of period	1,944,671	—

End of period*	$2,305,592	$1,944,671

* Including accumulated net investment income of:	$2,856	$7,862

(1) Fund commenced operations on December 29, 2010.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	International Real Estate Equity Fund

	Period Ended April 30, 2012 (a)

	(Unaudited)
Class A Shares:
Net asset value per share, beginning of period	$17.92

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain on investments	3.14

Total from investment operations	3.18

Redemption fees	—
Less distributions from:
Net investment income	—
Net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$21.10

Total return	17.75	(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$118
Ratio of total expenses to average net assets	1.68	%(c)
Ratio of interest expense to average net assets	0.09	%(c)
Ratio of expenses to average net assets excluding interest expense	1.59	%(c)
Ratio of net investment income to average net assets	0.52	%(c)
Portfolio turnover rate (d)	7	%(b)

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	International Real Estate Equity Fund

	Six Months Ended April 30, 2012		Year Ended October 31,

			2011	2010	2009	2008	2007

	(Unaudited)
Institutional Class Shares:
Net asset value per share, beginning of period	$20.53		$25.75	$22.59	$12.26	$47.58	$37.56

Income from investment operations:
Net investment income (loss)	(0.01)		0.30	(0.08)	0.20 (a)	0.35 (a)	0.63
Net realized and unrealized gains (losses) on investments	1.14		(4.84)	4.03	10.12	(33.05)	10.78

Total from investment operations	1.13		(4.54)	3.95	10.32	(32.70)	11.41

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.01	0.01	0.02
Less distributions from:
Net investment income	(0.54)		(0.68)	(0.79)	—	(0.45)	(0.63)
Net realized gains on investments	—		—	—	—	(2.10)	(0.78)
Tax return of capital	—		—	—	—	(0.08)	—

Total distributions	(0.54)		(0.68)	(0.79)	—	(2.63)	(1.41)

Net asset value per share, end of period	$21.12		$20.53	$25.75	$22.59	$12.26	$47.58

Total return	6.00	%(c)	–18.17%	18.07%	84.26%	–72.46%	31.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$319,124		$355,433	$608,488	$730,844	$583,953	$2,554,134
Ratio of total expenses to average net assets	1.44	%(d)	1.37%	1.28%	1.26%	1.22%	1.14%
Ratio of interest expense to average net assets	0.09	%(d)	0.11%	0.08%	0.07%	0.06%	0.00%
Ratio of expenses to average net assets excluding interest expense	1.35	%(d)	1.26%	1.20%	1.19%	1.16%	1.14%
Ratio of net investment income to average net assets	0.32	%(d)	1.89%	0.32%	1.13%	1.29%	1.08%
Portfolio turnover (e)	7	%(c)	20%	34%	51%	42%	31%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Realty Income & Growth Fund

	Period Ended April 30, 2012 (a)

	(Unaudited)
Class A Shares:
Net asset value per share, beginning of period	$15.60

Income from investment operations:
Net investment income	0.18
Net realized and unrealized gain on investments	2.09

Total from investment operations	2.27

Redemption fees	—
Less distributions from:
Net investment income	(0.17)
Net realized gains on investments	—

Total distributions	(0.17)

Net asset value per share, end of period	$17.70

Total return	14.58	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$115
Ratio of total expenses to average net assets	1.59	%(c)
Ratio of interest expense to average net assets	0.09	%(c)
Ratio of expenses to average net assets excluding interest expense	1.50	%(c)
Ratio of net investment income to average net assets	3.34	%(c)
Portfolio turnover rate (d)	16	%(b)

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Realty Income & Growth Fund

	Six Months Ended April 30, 2012		Year Ended October 31,

			2011	2010	2009	2008	2007

	(Unaudited)
Institutional Class Shares:
Net asset value per share, beginning of period	$15.56		$14.79	$10.89	$9.95	$25.12	$27.75

Income from investment operations:
Net investment income	0.36		0.48	0.56	0.79 (a)	0.99 (a)	0.91
Net realized and unrealized gains (losses) on investments	2.14		1.01	4.06	0.94	(13.46)	(1.54)

Total from investment operations	2.50		1.49	4.62	1.73	(12.47)	(0.63)

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions from:
Net investment income	(0.36)		(0.72)	(0.65)	(0.62)	(0.99)	(0.95)
Net realized gains on investments	—		—	(0.07)	—	(1.71)	(1.05)
Tax return of capital	—		—	—	(0.17)	—	—

Total distributions	(0.36)		(0.72)	(0.72)	(0.79)	(2.70)	(2.00)

Net asset value per share, end of period	$17.70		$15.56	$14.79	$10.89	$9.95	$25.12

Total return	16.26	%(c)	10.23%	43.51%	20.23%	–54.62%	–2.53%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$111,411		$101,322	$108,941	$84,795	$95,270	$532,443
Ratio of total expenses to average net assets:
Before waivers	1.34	%(d)	1.32%	1.34%	1.39%	1.56%	1.29%
After waivers	1.34	%(d)	1.32%	1.34%	1.39%	1.43%	1.29%
Ratio of interest expense to average net assets	0.08	%(d)	0.09%	0.10%	0.12%	0.40%	0.14%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.26	%(d)	1.23%	1.24%	1.27%	1.16%	1.15%
After waivers	1.26	%(d)	1.23%	1.24%	1.27%	1.03%	1.15%
Ratio of net investment income to average net assets	4.38	%(d)	3.09%	4.24%	8.57%	5.55%	3.34%
Portfolio turnover(e)	16	%(c)	59%	70%	111%	23%	33%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Cyclical Advantage Property Fund

	Six Months Ended April 30, 2012		Year Ended October 31,

			2011	2010	2009	2008	2007

	(Unaudited)
Institutional Class Shares:
Net asset value per share, beginning of period	$18.13		$20.27	$16.65	$13.86	$34.97	$38.27

Income from investment operations:
Net investment income	0.09		0.07	0.09	0.26 (a)	0.53 (a)	0.15
Net realized and unrealized gains (losses) on investments	2.28		(2.12)	3.77	2.65	(21.11)	(0.28)

Total from investment operations	2.37		(2.05)	3.86	2.91	(20.58)	(0.13)

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.02
Less distributions from:
Net investment income	(0.09)		(0.09)	(0.24)	(0.12)	(0.43)	(0.05)
Net realized gains on investments	—		—	—	—	—	(3.11)
Tax return of capital	—		—	—	—	(0.10)	(0.03)

Total distributions	(0.09)		(0.09)	(0.24)	(0.12)	(0.53)	(3.19)

Net asset value per share, end of period	$20.41		$18.13	$20.27	$16.65	$13.86	$34.97

Total return	13.20	%(c)	–10.19%	23.36%	21.14%	–59.54%	–0.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,030		$49,090	$62,044	$55,064	$47,405	$148,631
Ratio of total expenses to average net assets	1.48	%(d)	1.38%	1.32%	1.45%	1.70%	1.58%
Ratio of interest expense to average net assets	0.01	%(d)	0.03%	0.02%	0.11%	0.50%	0.39%
Ratio of expenses to average net assets excluding interest expense	1.47	%(d)	1.35%	1.30%	1.34%	1.20%	1.19%
Ratio of net investment income to average net assets	0.95	%(d)	0.36%	0.51%	2.28%	2.68%	0.42%
Portfolio turnover	12	%(c)	59%	90%	135%	68%	49%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund

	Period Ended April 30, 2012 (a)

	(Unaudited)
Class A Shares:
Net asset value per share, beginning of period	$13.45

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	2.75

Total from investment operations	2.77

Redemption fees	—
Less distributions from:
Net investment income	—
Net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$16.22

Total return	20.59	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$121
Ratio of total expenses to average net assets:
Before waivers	3.73	%(c)
After waivers	1.61	%(c)
Ratio of interest expense to average net assets	0.01	%(c)
Ratio of expenses to average net assets excluding interest expense:
Before waivers	3.72	%(c)
After waivers	1.60	%(c)
Ratio of net investment income to average net assets	0.32	%(c)
Portfolio turnover rate (d)	37	%(b)

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund

	Six Months Ended April 30, 2012		Year Ended October 31,			Period Ended October 31, 2009 (a)

			2011		2010

	(Unaudited)
Institutional Class Shares:
Net asset value per share, beginning of period	$14.68		$19.20		$17.03	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)		0.40		0.27	(0.08	)(b)
Net realized and unrealized gains (losses) on investments	1.57		(3.47)		3.43	7.10

Total from investment operations	1.55		(3.07)		3.70	7.02

Redemption fees	0.00	(c)	0.00	(c)	0.00 (c)	0.01
Less distributions from:
Net investment income	—		(0.08)		(0.87)	—
Net realized gains on investments	—		(1.37)		(0.66)	—

Total distributions	—		(1.45)		(1.53)	—

Net asset value per share, end of period	$16.23		$14.68		$19.20	$17.03

Total return	10.56	%(d)	–17.52%		23.53%	70.30	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,084		$4,289		$3,269	$2,047
Ratio of total expenses to average net assets:
Before waivers	3.62	%(e)	2.42%		2.68%	4.36	%(e)
After waivers	1.35	%(e)	1.35%		1.35%	1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)(e)	0.00	%(c)	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	3.62	%(e)	2.42%		2.68%	4.36	%(e)
After waivers	1.35	%(e)	1.35%		1.35%	1.35	%(e)
Ratio of net investment income to average net assets	0.15	%(e)	0.54%		0.13%	(0.76	)%(e)
Portfolio turnover(f)	37	%(d)	58%		77%	35	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Infrastructure Fund

	Period Ended April 30, 2012 (a)

	(Unaudited)
Class A Shares:
Net asset value per share, beginning of period	$13.91

Income from investment operations:
Net investment income	0.18
Net realized and unrealized gain on investments	1.65

Total from investment operations	1.83

Redemption fees	—
Less distributions from:
Net investment income	(0.15)
Net realized gains on investments	—

Total distributions	(0.15)

Net asset value per share, end of period	$15.59

Total return	13.16	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$277
Ratio of total expenses to average net assets	1.53	%(c)
Ratio of net investment income to average net assets	4.15	%(c)
Portfolio turnover rate(d)	75	%(b)

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Infrastructure Fund

	Six Months Ended April 30, 2012		Year Ended October 31,				Period Ended October 31, 2009 (a)

			2011		2010

	(Unaudited)
Institutional Class Shares:
Net asset value per share, beginning of period	$14.32		$15.98		$13.38		$10.00

Income from investment operations:
Net investment income	0.36		0.61		0.43		0.19	(b)
Net realized and unrealized gains (losses) on investments	1.23		(0.72)		3.40		3.19

Total from investment operations	1.59		(0.11)		3.83		3.38

Redemption fees	0.00	(c)	0.00	(c)	—		0.00	(c)
Less distributions from:
Net investment income	(0.32)		(0.99)		(0.20)		—
Net realized gains on investments	—		(0.55)		(1.03)		—
Tax return of capital	—		(0.01)		—		—

Total distributions	(0.32)		(1.55)		(1.23)		—

Net asset value per share, end of period	$15.59		$14.32		$15.98		$13.38

Total return	11.25	%(d)	–1.03%		30.23%		33.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$44,682		$29,028		$2,245		$1,422
Ratio of total expenses to average net assets:
Before waivers	1.28	%(e)	1.59%		3.03%		4.42	%(e)
After waivers	1.28	%(e)	1.35%		1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00%		0.00	%(c)	0.00	%(c)	0.00	%(c)(e)
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.28	%(e)	1.59%		3.03%		4.42	%(e)
After waivers	1.28	%(e)	1.35%		1.35%		1.35	%(e)
Ratio of net investment income to average net assets	4.95	%(e)	4.17%		3.40%		1.76	%(e)
Portfolio turnover(f)	75	%(d)	189%		402%		258	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Consumer Growth Fund

	Period Ended April 30, 2012 (a)

	(Unaudited)
Class A Shares:
Net asset value per share, beginning of period	$8.95

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	1.65

Total from investment operations	1.66

Redemption fees	—
Less distributions from:
Net investment income	—
Net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$10.61

Total return	18.55	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$119
Ratio of total expenses to average net assets:
Before waivers	6.85	%(c)
After waivers	1.60	%(c)
Ratio of net investment income to average net assets	0.23	%(c)
Portfolio turnover rate(d)	2	%(b)

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Consumer Growth Fund

	Six Months Ended April 30, 2012		Period Ended October 31, 2011 (a)

	(Unaudited)
Institutional Class Shares:
Net asset value per share, beginning of period	$9.59		$10.00

Income from investment operations:
Net investment income	0.01		0.04
Net realized and unrealized gains (losses) on investments	1.06		(0.45)

Total from investment operations	1.07		(0.41)

Redemption fees	—		—
Less distributions from:
Net investment income	(0.04)		—
Net realized gains on investments	—		—

Total distributions	(0.04)		—

Net asset value per share, end of period	$10.62		$9.59

Total return	11.22	%(b)	–4.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,187		$1,945
Ratio of total expenses to average net assets:
Before waivers	5.46	%(c)	2.96	%(c)
After waivers	1.35	%(c)	1.35	%(c)
Ratio of net investment income to average net assets	0.28	%(c)	0.54	%(c)
Portfolio turnover(d)	2	%(b)	7	%(b)

(a)	For the period from December 29, 2010 (inception of fund) to October 31, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2012 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund, and Alpine Global Consumer Growth Fund are six separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). Effective September 1, 2009, the Alpine U.S. Real Estate Equity Fund changed its name to the Alpine Cyclical Advantage Property Fund. The Alpine International Real Estate Equity Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Consumer Growth Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be reliable, through procedures and/or guidelines established by the Board of Trustees. In computing the Funds’ net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset values are not calculated. If the market prices are not readily available or not reflective of the fair value of the security, as of the close of the

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

regular trading on the NYSE (normally, 4:00 p.m., Eastern time), the security will be priced at fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ net asset values may differ from quoted or official closing prices.

As of April 30, 2012, the International Real Estate Equity Fund, Realty Income & Growth Fund, and Cyclical Advantage Property Fund held securities that are fair valued, which comprised 7.6%, 1.2%, and 4.3%, respectively, of each Fund’s net assets.

Fair Value Measurement: The Fund’s have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

Level 1 —	quoted prices in active markets for identical investments.

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	Valuation Inputs

International Real Estate Equity Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Asia	$67,590,565	$16,359,922	$15,287,716	$99,238,203
Europe	83,798,705	—	757,889	84,556,594
Middle East/Africa	704,589	—	—	704,589
North & South America	136,032,061	—	8,159,227	144,191,288
Equity-Linked Structured Notes	—	4,735,161	—	4,735,161
Investment Companies	2,544,441	—	—	2,544,441
Warrants	247,349	—	—	247,349

Total	$290,917,710	$21,095,083	$24,204,832	$336,217,625

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

	Valuation Inputs

Realty Income and Growth Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Real Estate Investment Trusts
Apartments	$18,267,855	$—	$—	$18,267,855
Diversified	6,062,255	—	—	6,062,255
Health Care	14,832,813	—	—	14,832,813
Lodging	2,656,450	—	—	2,656,450
Manufactured Homes	898,729	—	—	898,729
Mortgage & Finance	2,321,512	—	—	2,321,512
Net Lease	1,061,155	—	—	1,061,155
Office-Industrial Buildings	34,762,339	—	1,355,915	36,118,254
Retail Centers	21,142,350	—	—	21,142,350
Storage	4,407,394	—	—	4,407,394
Common Stocks	2,219,120	—	—	2,219,120
Preferred Stocks	7,041,172	—	—	7,041,172

Total	$115,673,144	$—	$1,355,915	$117,029,059

	Valuation Inputs

Cyclical Advantage Property Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Asia	$7,626,550	$3,401,789	$—	$11,028,339
Europe	7,905,174	—	—	7,905,174
Middle East/Africa	320,090	—	—	320,090
North & South America	30,829,095	997,731	2,259,858	34,086,684
Equity-Linked Structured Notes	—	904,250	—	904,250
Warrants	9,626	—	—	9,626

Total	$46,690,535	$5,303,770	$2,259,858	$54,254,163

	Valuation Inputs

Emerging Markets Real Estate Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Asia	$1,595,621	$495,608	$—	$2,091,229
Europe	186400	76,245	—	262,645
Middle East/Africa	22,257	—	—	22,257
North & South America	1,519,625	40,203	—	1,559,828
Equity-Linked Structured Notes	—	217,123	—	217,123
Investment Companies	5,638	—	—	5,638
Warrants	722	278	—	1,000

Total	$3,330,263	$829,457	$—	$4,159,720

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

	Valuation Inputs

Global Infrastructure Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks	$41,841,750	$—	$—	$41,841,750
Equity-Linked Structured Notes	—	452,571	—	452,571
Short-Term Investments	—	2,401,000	—	2,401,000

Total	$41,841,750	$2,853,571	$—	$44,695,321

	Valuation Inputs

Other Financial Instruments	Level 1	Level 2	Level 3	Total Value

Assets
Forward Currency Contracts	$—	$659	$—	$659
Liabilities
Forward Currency Contracts	—	(1,416)	—	(1,416)

Total	$—	$(757)	$—	$(757)

	Valuation Inputs

Global Consumer Growth Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Asia	$414,117	$—	$—	$414,117
Europe	494,672	20,856	—	515,528
North & South America	1,226,580	—	—	1,226,580

Total	$2,135,369	$20,856	$—	$2,156,225

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments
**

During the six months ended April 30, 2012 there were significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the period depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs. As a result, it is not practicable to disclose transfers between Level 1 and Level 2 within the fair value hierarchy for the period ended April 30, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

Balance as of October 31, 2011	$24,716,446	$1,459,551	$2,432,586
Accrued discounts / premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(511,614)	(103,636)	(172,728)
Purchases	—	—	—
Sales	—	—	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of April 30, 2012	$24,204,832	$1,355,915	$2,259,858

Change in net unrealized depreciation on level 3 holdings held at period end	$(511,614)	$(103,636)	$(172,728)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

B. Security Transactions and Investment Income:

Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds’ may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

On December 1, 2010 each Trust entered into a lending agreement with BNP Paribas through its New York branch. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the six months ended April 30, 2012, the average interest rate paid on outstanding borrowings under the line of credit was 1.05%, 1.05%, 1.08% and 1.05% for the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund and Emerging Markets Real Estate Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

Total line of credit amount available at April 30, 2012	$113,770,764	$39,350,187	$18,499,054	$1,444,416	$15,079,734	$769,804
Line of credit outstanding at April 30, 2012	21,150,061	6,308,032	2,043,808	7,695	—	—
Line of credit amount unused at April 30, 2012	92,620,703	33,042,155	16,455,246	1,436,721	15,079,734	769,804
Average balance outstanding during the period	26,927,283	8,107,492	540,914	14,727	—	—
Interest expense incurred on line of credit during the period	142,496	43,231	2,953	78	—	—
Interest expense incurred on custody overdrafts during the period	—	—	—	—	—	—

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E. Distributions to Shareholders:

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the International Real Estate Fund, Realty & Income Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund, and Global Consumer Growth Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class A shares.

G. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund, and Global Consumer Growth Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund held 1, 3, 7 and 2 equity-linked structured notes, respectively, at April 30, 2012.

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

The following forward currency contracts were held at April 30, 2012:

Global Infrastructure Fund

Description	Expiration Date	Contracts to Deliver/Receive	Settlement Value	Current Value	Unrealized Gain (Loss)

Contracts Sold:
Euro	08/08/12	2,000,000 (EUR)	$2,649,640	$2,648,981	$659
Euro	08/08/12	600,000 (EUR)	793,278	794,694	(1,416)

				$3,443,675	$(757)

K. Derivative instruments and hedging activities:

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

The affect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2012:

Global Infrastructure Fund

Derivatives	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$ 659

Forward Currency Contracts	Unrealized depreciation on forward currency contracts	$(1,416)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

The effect of derivative instruments on the Statements of Operations for the six months ended April 30, 2012:

International Real Estate Equity Fund

Derivatives	Statement of Operations Location	Net Realized Gain	Change in Unrealized Depreciation

Forward Currency Contracts	Net realized loss on foreign currency translations / Change in unrealized appreciation on foreign currency translations	$544,840	$(40,457)

Global Infrastructure Fund
Derivatives	Statement of Operations Location	Net Realized Gain (Loss)	Change in Unrealized Depreciation

Forward Currency Contracts	Change in unrealized depreciation on foreign currency translations	$—	$(757)

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Period Ended April 30, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,580	$100,000	N/A	N/A
Shares issued in reinvestment of dividends	—	—	N/A	N/A
Redemption fees	—	—	N/A	N/A
Shares redeemed	—	—	N/A	N/A

Total net change	5,580	$100,000	N/A	N/A

Institutional Class
Shares sold	858,679	$17,741,907	2,195,037	$54,635,072
Shares issued in reinvestment of dividends	439,750	7,845,139	511,118	13,263,510
Redemption fees	—	3,560	—	17,897
Shares redeemed	(3,500,424)	(69,838,363)	(9,023,277)	(217,285,470)

Total net change	(2,201,995)	$(44,247,757)	(6,317,122)	$(149,368,991)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

Realty Income & Growth Fund
	Period Ended April 30, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	6,410	$100,000	N/A	N/A
Shares issued in reinvestment of dividends	63	1,089	N/A	N/A
Redemption fees	—	—	N/A	N/A
Shares redeemed	—	—	N/A	N/A

Total net change	6,473	$101,089	N/A	N/A

Institutional Class
Shares sold	368,364	$5,945,347	827,759	$13,192,635
Shares issued in reinvestment of dividends	126,558	2,074,313	292,882	4,499,252
Redemption fees	—	1,364	—	16,325
Shares redeemed	(712,273)	(11,609,159)	(1,973,312)	(30,125,866)

Total net change	(217,351)	$(3,588,135)	(852,671)	$(12,417,654)

Cyclical Advantage Property Fund
	Six Months Ended April 30, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Shares sold	47,275	$933,316	60,571	$1,267,115
Shares issued in reinvestment of dividends	14,259	244,257	11,900	256,450
Redemption fees	—	229	—	109
Shares redeemed	(170,624)	(3,217,635)	(426,350)	(8,731,566)

Total net change	(109,090)	$(2,039,833)	(353,879)	$(7,207,892)

Emerging Markets Real Estate Fund
	Period Ended April 30, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	7,435	$100,000	N/A	N/A
Shares issued in reinvestment of dividends	—	—	N/A	N/A
Redemption fees	—	—	N/A	N/A
Shares redeemed	—	—	N/A	N/A

Total net change	7,435	$100,000	N/A	N/A

Institutional Class
Shares sold	19,911	$301,083	189,308	$3,315,249
Shares issued in reinvestment of dividends	—	—	13,959	256,293
Redemption fees	—	497	—	569
Shares redeemed	(60,296)	(930,648)	(81,399)	(1,314,069)

Total net change	(40,385)	$(629,068)	121,868	$2,258,042

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

Global Infrastructure Fund

	Period Ended April 30, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	17,712	$262,767	N/A	N/A
Shares issued in reinvestment of dividends	69	1,085	N/A	N/A
Redemption fees	—	—	N/A	N/A
Shares redeemed	—	—	N/A	N/A

Total net change	17,781	$263,852	N/A	N/A

Institutional Class
Shares sold	888,384	$12,972,869	2,247,714	$33,763,890
Shares issued in reinvestment of dividends	40,985	604,529	34,028	498,618
Redemption fees	—	1,268	—	1,381
Shares redeemed	(89,962)	(1,340,853)	(395,432)	(5,235,409)

Total net change	839,407	$12,237,813	1,886,310	$29,028,480

Global Consumer Growth Fund
	Period Ended April 30, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	11,173	$100,000	N/A	N/A
Shares issued in reinvestment of dividends	—	—	N/A	N/A
Redemption fees	—	—	N/A	N/A
Shares redeemed	—	—	N/A	N/A

Total net change	11,173	$100,000	N/A	N/A

Institutional Class
Shares sold	2,227	$23,600	202,816	$2,027,480
Shares issued in reinvestment of dividends	879	7,862	—	—
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—

Total net change	3,106	$31,462	202,816	$2,027,480

* Class A commenced operations on December 30, 2011.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2012 are as follows:

	Non-U.S. Government

	Purchases	Sales

International Real Estate Equity Fund	$25,490,202	$84,141,384
Realty Income & Growth Fund	17,462,820	21,779,650
Cyclical Advantage Property Fund	5,919,854	7,028,783
Emerging Markets Real Estate Fund	1,541,854	2,009,509
Global Infrastructure Fund	38,983,281	25,991,090
Global Consumer Growth Fund	130,494	48,453

The Funds did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2012.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Certain of the Funds have adopted distribution and servicing plans (the “Plans”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

International Real Estate Equity Fund, Realty Income and Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund incurred $96, $89, $98, $95 and $92, respectively, pursuant to the Plans for the six months ended April 30, 2012.

The Plans for the Funds may be terminated at any time by vote of the Trustees of the Equity Trust who are not “interested persons”, as defined by the 1940 Act, of the Equity Trust, or by vote of a majority of the outstanding voting shares of the respective class.

Alpine Woods Capital Investors, LLC (the “Adviser”) makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2nd, the Board approved, subject to certain limitations, that the reimbursement of such fees paid by the Adviser, to intermediaries that provide omnibus account services or sub-accounting, are charged back to the appropriate Fund.

For the six months ended April 30, 2012, The Adviser did not charge back any amounts to the Funds, however, it intends to submit such charges incurred in the period for approval by the Board at its next regularly scheduled meeting and will continue to submit such charges for approval at each regularly scheduled Board meeting occurring in the next quarter after such charges have been paid by the Adviser. These charges will be included in the transfer agent fees and expenses in the Statement of Operations.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund and the Cyclical Advantage Property Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund to the extent necessary to ensure that each Fund’s annual total operating expenses (excluding 12-b1 fees, interest, brokerage commissions and extraordinary expenses) does not exceed 1.50%, 1.35%, 1.35% and 1.35% of each Fund’s average daily net assets, respectively. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the six months ended April 30, 2012, the Adviser waived investment advisory fees and other expenses totaling $47,592 and $42,266 for the Emerging Markets Real Estate Fund and Global Consumer Growth Fund, respectively. The expense limitations will remain in effect for the Funds unless and until the Board of Trustees of the Equity Trust approve its modification or termination with respect to the Funds.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

10/31/2012	$40,274	$35,371	$—
10/31/2013	$31,563	$30,973	$—
10/31/2014	$48,844	$27,165	$26,927

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

7.	Transactions with Affiliates

The following issuers are affiliated with the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the six months ended April 30, 2012. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Fund	Issuer Name	Balance at Oct. 31, 2011	Purchases	Sales	Balance at April 30, 2012	Value at April 30, 2012	Realized Gain (Loss)

International Real Estate Fund	Yatra Capital, Ltd.	1,491,800	—	—	1,491,800	$5,825,354	—

8.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

9.	Federal Income Tax Information

At October 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

Cost of investments	$499,660,770	$83,813,977	$49,322,262

Gross unrealized appreciation	62,086,801	28,156,462	8,086,364
Gross unrealized depreciation	(183,748,183)	(4,348,091)	(8,041,126)

Net unrealized appreciation (depreciation)	(121,661,382)	23,808,371	45,238

Undistributed ordinary Income	8,892,777	—	127,514
Undistributed long-term capital gain	—	—	—

Total distributable earnings	8,892,777	—	127,514

Other accumulated gains (losses)	(1,060,100,303)	(11,051,081)	(59,210,910)

Total accumulated gains (losses)	$(1,172,868,908)	$12,757,290	$(59,038,158)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

Cost of investments	$4,299,976	$31,738,851	$2,007,681

Gross unrealized appreciation	379,963	822,829	141,577
Gross unrealized depreciation	(337,847)	(1,852,417)	(186,753)

Net unrealized appreciation (depreciation)	42,116	(1,029,588)	(45,176)

Undistributed ordinary Income	—	—	7,862
Undistributed long-term capital gain	—	—	—

Total distributable earnings	—	—	7,862

Other accumulated gains (losses)	(177,030)	(508,981)	(45,495)

Total accumulated gains (losses)	$(134,914)	$(1,538,569)	$(82,809)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2011 and 2010 were as follows:

	2011	2010

International Real Estate Equity Fund
Ordinary income	$15,264,706	$24,044,819
Long-term capital gain	—	—

	$15,264,706	$24,044,819

Realty Income & Growth Fund
Ordinary income	$4,932,978	$5,499,099
Long-term capital gain	—	—

	$4,932,978	$5,499,099

Cyclical Advantage Property Fund
Ordinary income	$265,892	$785,829
Long-term capital gain	—	—

	$265,892	$785,829

Emerging Markets Real Estate Fund
Ordinary income	$98,488	$192,587
Long-term capital gain	166,713	—

	$265,201	$192,587

Global Infrastructure Fund
Ordinary income	$535,700	$149,042
Long-term capital gain	1,004	2
Return of capital	8,682	—

	$545,386	$149,044

Global Consumer Growth Fund
Ordinary income	$—
Long-term capital gain	—

	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

During the year ended October 31, 2011, the Realty Income & Growth Fund and Cyclical Advantage Property Fund utilized $8,011,518 and $754,254 of capital loss carryovers, respectively.

Capital loss carryovers as of October 31, 2011 are as follows:

Expiration Date	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

10/31/15	$—	$—	$4,813,886
10/31/16	$384,892,332	$—	$19,372,953
10/31/17	$546,087,879	$11,051,018	$26,502,747
10/31/18	$65,121,028	$—	$8,521,849
10/31/19	$63,938,162	$—	$—

Expiration Date	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

10/31/15	$—	$—	$—
10/31/16	$—	$—	$—
10/31/17	$—	$—	$—
10/31/18	$—	$—	$—
10/31/19	$176,152	$518,201	$—

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Under the Modernization Act, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of October 31, 2011 with no expiration are as follows:

Fund	Short Term

Global Consumer Growth Fund	$45,502

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2011, open Federal and New York tax years include the tax years ended October 31, 2008 through 2011. The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year ended October 31, 2011. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2012 (Unaudited)

10.	New Accounting Pronouncement:

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”), modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, “Fair Value Measurement”. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose: (1) the amounts and reasons for any transfers between Level 1 and Level 2, and (2) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation procedures used by the reporting entity, and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have to the Fund’s financial statement disclosures.

Alpine Mutual Funds

Additional Information (Unaudited)
April 30, 2012

Investment Advisor and Advisory Contracts

In the weeks leading up to the Meeting, of the Board on March 28th, 2012, the Board Members reviewed materials specifically relating to the Advisory Contracts provided by the Adviser. The Board members had the opportunity to, and did, ask specific questions of the Adviser relating to the materials provided. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at and prior to the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics compiled from Morningstar data and those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratios of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability with respect to the advisory arrangement with the Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Funds’ brokerage and commissions. After discussion and analysis, they concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more relevent for open-end funds, where assets could continue to grow over time.

In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, those benefits are not so significant as to render the Adviser’s fees excessive.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2012

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Funds and their operations is such that the Adviser may realize economies of scale in the management of certain Funds as they grow in size.

The Independent Trustees approved the continuance of the Funds’ Agreements with Adviser after weighing the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, that any additional benefits to the Adviser were not of a magnitude that materially affected the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Funds.

After reconvening, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2012

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2011 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

International Real Estate Equity Fund	23%
Realty Income & Growth Fund	5%
Cyclical Advantage Property Fund	100%
Emerging Markets Real Estate Fund	19%
Global Infrastructure Fund	72%
Global Consumer Growth Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	5%
Cyclical Advantage Property Fund	32%
Emerging Markets Real Estate Fund	4%
Global Infrastructure Fund	14%
Global Consumer Growth Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	0%
Cyclical Advantage Property Fund	0%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	0%
Global Consumer Growth Fund	0%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2012

Privacy Policy

The Funds collect non-public information about you from the following sources:

• information we receive about you on applications or other forms;
• information you give us orally; and
• information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2012

SHAREHOLDER MEETING

On June 8, 2012, the Trusts held their Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on proposals below. The results stated as a percentage of the shares voted are as follows:

Proposal 1: To elect H. Guy Leibler, James A. Jacobson, Jeffrey E. Wacksman, and Samuel A. Lieber as Trustee to the Board of Trustees for an indefinite term or until his successor has been duly elected and qualified.

	For	Withheld
H. Guy Leibler	95.47%	4.53%
James A. Jacobson	95.57%	4.43%
Jeffrey E. Wacksman	95.48%	4.52%
Samuel A. Lieber	95.48%	4.52%

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

For	82.90%
Against	15.03%
Abstain	2.07%

TRUSTEES
Samuel A. Lieber
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Wilkie Farr & Gallagher
787 7th Avenue, 40th FL
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 9, 2012